                                                                   EXHIBIT 10(a)
                     $600,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

        CONSOLIDATED STORES CORPORATION, an Ohio corporation, as Borrower

                                       and

                             THE BANKS PARTY HERETO

                                       and

          THE BANK OF NEW YORK, As Syndication Agent and Managing Agent

                                       and

   NATIONAL CITY BANK OF COLUMBUS, As Administrative Agent and Managing Agent

                                       and

     PNC BANK, OHIO, NATIONAL ASSOCIATION, As Arranger, Documentation Agent
                               and Managing Agent

                                       and

                   BANK ONE, COLUMBUS, N.A., as Managing Agent

                                       and

                      NATIONAL CITY BANK, as Managing Agent
                             Dated as of May 3, 1996


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                               TABLE OF CONTENTS
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1. CERTAIN DEFINITIONS...........................................................................................    1

   1.1 Certain Definitions.......................................................................................    1

   1.2 Construction..............................................................................................   18
      1.2.1 Number; Inclusion....................................................................................   18
      1.2.2 Determination........................................................................................   18
      1.2.3 Documentation Agent's Discretion and Consent.........................................................   18
      1.2.4 Documents Taken as a Whole...........................................................................   18
      1.2.5 Headings.............................................................................................   18
      1.2.6 Implied References to this Agreement.................................................................   19
      1.2.7 Persons..............................................................................................   19
      1.2.8 Modifications to Documents...........................................................................   19
      1.2.9 From, To and Through.................................................................................   19
      1.2.10 Shall; Will.........................................................................................   19

   1.3 Accounting Principles.....................................................................................   19

2. REVOLVING CREDIT FACILITY.....................................................................................   20

   2.1 Revolving Credit Commitments..............................................................................   20

   2.2 Nature of Banks' Obligations with Respect to Revolving Credit Loans.......................................   20

   2.3 Commitment Fees...........................................................................................   20

   2.4 Reduction of Commitments..................................................................................   21
      2.4.1 Voluntary Reduction of Commitments...................................................................   21
      2.4.2 Mandatory Reduction of Commitments...................................................................   22

   2.5 Revolving Credit Loan Requests............................................................................   23

   2.6 Making Revolving Credit Loans.............................................................................   23

   2.7 Revolving Credit Notes....................................................................................   24

   2.8 Use of Proceeds...........................................................................................   24

   2.9 Letters of Credit Subfacility.............................................................................   24
      2.9.1 Issuance of Letters of Credit........................................................................   24
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      2.9.2 Participations.......................................................................................   25
      2.9.3 Letter of Credit Fees................................................................................   26
         2.9.3.1 Documentary Letter of Credit Fees...............................................................   26
         2.9.3.2 Standby Letter of Credit Fees...................................................................   27
      2.9.4 Disbursements, Reimbursement.........................................................................   28
      2.9.5 Documentation........................................................................................   29
      2.9.6 Determinations to Honor Drawing Requests.............................................................   29
      2.9.7 Nature of Participation and Reimbursement Obligations................................................   29
      2.9.8 Indemnity............................................................................................   31
      2.9.9 Liability for Acts and Omissions.....................................................................   31

   2.10 Swing Loans..............................................................................................   32
      2.10.1 Swing Loan Commitment...............................................................................   32
      2.10.2 Swing Loan Requests.................................................................................   32
      2.10.3 Making of Swing Loans...............................................................................   33
      2.10.4 Swing Note..........................................................................................   33
      2.10.5 Repayment of Swing Loans with Revolving Credit Loans Borrowings.....................................   33

   2.11 Expiration Date; Extension of Expiration Date............................................................   34

3. INTEREST RATES................................................................................................   34

   3.1 Interest Rate Options.....................................................................................   34
      3.1.1 Revolving Credit Interest Rate Options...............................................................   34

   3.2 Interest Periods..........................................................................................   36
      3.2.1 Ending Date and Business Day.........................................................................   36
      3.2.2 Amount of Borrowing Tranche..........................................................................   36
      3.2.3 Termination Before Expiration Date...................................................................   36
      3.2.4 Renewals.............................................................................................   36
      3.2.5 Limitation on Interest Periods during Syndication....................................................   36

   3.3 Interest After Default....................................................................................   37
      3.3.1 Letter of Credit Fees, Interest Rate.................................................................   37
      3.3.2 Other Obligations....................................................................................   37
      3.3.3 Acknowledgment.......................................................................................   37

   3.4 Euro-Rate Unascertainable.................................................................................   37
      3.4.1 Unascertainable......................................................................................   37
      3.4.2 Illegality; Increased Costs; Deposits Not Available..................................................   37
      3.4.3 Administrative Agent's and Bank's Rights.............................................................   38
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   3.5 Selection of Interest Rate Options........................................................................   39

4. PAYMENTS......................................................................................................   39

   4.1 Payments..................................................................................................   39

   4.2 Pro Rata Treatment of Banks...............................................................................   40

   4.3 Interest Payment Dates....................................................................................   40

   4.4 Voluntary Prepayments.....................................................................................   40
      4.4.1 Right to Prepay......................................................................................   40

   4.5 Mandatory Prepayments.....................................................................................   41
      4.5.1 Sale of Assets.......................................................................................   41
      4.5.2 Prepayment from Proceeds of Equity or Subordinated Bridge Facility...................................   42
      4.5.3 Payment to Reduce Revolving Credit Loans Made Pursuant to Section 2.9.4..............................   42
      4.5.4 Payment to Reduce Revolving Credit Loans if Commitments are Reduced
      Pursuant to Section 2.4.2(ii)..............................................................................   42
      4.5.5 Application Among Interest Rate Options..............................................................   42

   4.6 Additional Compensation in Certain Circumstances..........................................................   43
      4.6.1 Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital
      Adequacy Requirements, Expenses, Etc.......................................................................   43
      4.6.2 Indemnity............................................................................................   44

5. REPRESENTATIONS AND WARRANTIES................................................................................   45

   5.1 Representations and Warranties............................................................................   45
      5.1.1 Organization and Qualification.......................................................................   45
      5.1.2 Capitalization and Ownership.........................................................................   45
      5.1.3 Subsidiary Matters...................................................................................   45
      5.1.4 Power and Authority..................................................................................   46
      5.1.5 Validity and Binding Effect..........................................................................   46
      5.1.6 No Conflict..........................................................................................   46
      5.1.7 Litigation...........................................................................................   46
      5.1.8 Title to Properties..................................................................................   47
      5.1.9 Financial Statements.................................................................................   47
      5.1.10 Margin Stock........................................................................................   48
      5.1.11 Full Disclosure.....................................................................................   48
      5.1.12 Taxes...............................................................................................   49
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      5.1.13 Consents and Approvals..............................................................................   49
      5.1.14 No Event of Default; Compliance with Instruments....................................................   49
      5.1.15 Patents, Trademarks, Copyrights, Licenses, Etc......................................................   49
      5.1.16 Insurance...........................................................................................   50
      5.1.17 Compliance with Laws................................................................................   50
      5.1.18 Material Contracts..................................................................................   50
      5.1.19 Investment Companies................................................................................   50
      5.1.20 Plans and Benefit Arrangements......................................................................   50
      5.1.21 Employment Matters..................................................................................   52
      5.1.22 Environmental Matters...............................................................................   53
      5.1.23 Senior Debt Status..................................................................................   55

   5.2 Subsidiaries Other than Material Subsidiaries.............................................................   55

   5.3 Acquisition Closing.......................................................................................   55

   5.4 Updates to Schedules......................................................................................   56

6. CONDITIONS OF LENDING.........................................................................................   56

   6.1 First Revolving Credit Loans..............................................................................   56
      6.1.1 Officer's Certificate................................................................................   56
      6.1.2 Secretary's Certificate..............................................................................   57
      6.1.3 Delivery of Loan Documents...........................................................................   57
      6.1.4 Delivery of Certain Other Financing Documents........................................................   58
      6.1.5 Opinion of Counsel...................................................................................   58
      6.1.6 Legal Details........................................................................................   58
      6.1.7 Payment of Fees......................................................................................   58
      6.1.8 Acquisition..........................................................................................   58
      6.1.9 Consents.............................................................................................   59
      6.1.10 Officer's Certificate Regarding MACs................................................................   59
      6.1.11 No Violation of Laws................................................................................   59
      6.1.12 No Actions or Proceedings...........................................................................   59
      6.1.13 Insurance Policies; Certificates of Insurance.......................................................   59
      6.1.14 Termination of Existing Bank Facility...............................................................   59

   6.2 Each Additional Revolving Credit Loan.....................................................................   60

7. COVENANTS.....................................................................................................   60
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   7.1 Affirmative Covenants.....................................................................................   60
      7.1.1 Preservation of Existence, Etc.......................................................................   60
      7.1.2 Payment of Liabilities, Including Taxes, Etc.........................................................   60
      7.1.3 Maintenance of Insurance.............................................................................   61
      7.1.4 Maintenance of Properties and Leases.................................................................   61
      7.1.5 Maintenance of Patents, Trademarks, Etc..............................................................   61
      7.1.6 Visitation Rights....................................................................................   62
      7.1.7 Keeping of Records and Books of Account..............................................................   62
      7.1.8 Plans and Benefit Arrangements.......................................................................   62
      7.1.9 Compliance with Laws.................................................................................   62
      7.1.10 Use of Proceeds.....................................................................................   62
      7.1.11 Interest Rate Protection............................................................................   63
      7.1.12 Subordination of Intercompany Loans.................................................................   63
      7.1.13 Retirement of Private Placement Notes...............................................................   63

   7.2 Negative Covenants........................................................................................   63
      7.2.1 Indebtedness.........................................................................................   63
      7.2.2 Liens................................................................................................   64
      7.2.3 Guaranties...........................................................................................   64
      7.2.4 Loans and Investments................................................................................   65
      7.2.5 Dividends and Related Distributions..................................................................   65
      7.2.6 Liquidations, Mergers, Consolidations, Acquisitions..................................................   66
      7.2.7 Dispositions of Assets or Subsidiaries...............................................................   66
      7.2.8 Affiliate Transactions...............................................................................   67
      7.2.9 Subsidiaries, Partnerships and Joint Ventures........................................................   67
      7.2.10 Continuation of or Change in Business...............................................................   67
      7.2.11 Plans and Benefit Arrangements......................................................................   68
      7.2.12 Fiscal Year.........................................................................................   69
      7.2.13 Issuance of Stock...................................................................................   69
      7.2.14 Changes in Organizational Documents.................................................................   69
      7.2.15 Capital Expenditures and Leases.....................................................................   69
      7.2.16 Minimum Fixed Charge Coverage Ratio.................................................................   70
      7.2.17 Total Indebtedness to Total Capitalization Ratio....................................................   71
      7.2.18 Minimum Tangible Net Worth..........................................................................   72
      7.2.19 Minimum Working Capital Ratio.......................................................................   72
      7.2.20 Amendments to Certain Documents.....................................................................   72
      7.2.21 Outstanding Revolving Credit Loans..................................................................   73
      7.2.22 No Prepayment of Subordinated Debt..................................................................   73
      7.2.23 Inventory Purchases.................................................................................   73
      7.2.24 Acquisition Closing.................................................................................   73
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   7.3 Reporting Requirements....................................................................................   74
      7.3.1 Quarterly Financial Statements.......................................................................   74
      7.3.2 Annual Financial Statements..........................................................................   74
      7.3.3 Certificate of the Borrower..........................................................................   75
      7.3.4 Notice of Default....................................................................................   75
      7.3.5 Notice of Litigation.................................................................................   75
      7.3.6 Certain Events.......................................................................................   75
      7.3.7 Budgets, Forecasts, Other Reports and Information....................................................   76
      7.3.8 Notices Regarding Plans and Benefit Arrangements.....................................................   77
         7.3.8.1 Certain Events..................................................................................   77
         7.3.8.2 Notices of Involuntary Termination and Annual Reports...........................................   78
         7.3.8.3 Notice of Voluntary Termination.................................................................   78

8. DEFAULT.......................................................................................................   79

   8.1 Events of Default.........................................................................................   79
      8.1.1 Payments Under Loan Documents........................................................................   79
      8.1.2 Breach of Warranty...................................................................................   79
      8.1.3 Breach of Negative Covenants.........................................................................   79
      8.1.4 Breach of Other Covenants............................................................................   79
      8.1.5 Defaults in Other Agreements or Indebtedness.........................................................   79
      8.1.6 Final Judgments or Orders............................................................................   80
      8.1.7 Loan Document Unenforceable..........................................................................   80
      8.1.8 Notice of Lien or Assessment.........................................................................   80
      8.1.9 Insolvency...........................................................................................   81
      8.1.10 Events Relating to Plans and Benefit Arrangements...................................................   81
      8.1.11 Cessation of Business...............................................................................   81
      8.1.12 Change of Control...................................................................................   82
      8.1.13 Involuntary Proceedings.............................................................................   82
      8.1.14 Voluntary Proceedings...............................................................................   82

   8.2 Consequences of Event of Default..........................................................................   83
      8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization
      Proceedings................................................................................................   83
      8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.................................................   83
      8.2.3 Set-off..............................................................................................   83
      8.2.4 Suits, Actions, Proceedings..........................................................................   84
      8.2.5 Application of Proceeds..............................................................................   84
      8.2.6 Other Rights and Remedies............................................................................   85

   8.3 Notice of Sale............................................................................................   85
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9. THE MANAGING AGENTS...........................................................................................   85

   9.1 Appointment...............................................................................................   85

   9.2 Delegation of Duties......................................................................................   86

   9.3 Nature of Duties; Independent Credit Investigation........................................................   86

   9.4 Actions in Discretion of Documentation Agent and Administrative Agent;

   Instructions from the Banks...................................................................................   87

   9.5 Reimbursement and Indemnification of Administrative Agent and Documentation

   Agent by the Borrower.........................................................................................   87

   9.6 Exculpatory Provisions....................................................................................   88

   9.7 Reimbursement and Indemnification by Banks of the Documentation Agent, the
   Managing Agents, the Syndication Agent and the Administrative Agent...........................................   88

   9.8 Reliance by Documentation Agent, Administrative Agent, Managing Agents and
   Syndication Agent.............................................................................................   89

   9.9 Notice of Default.........................................................................................   89

   9.10 Notices..................................................................................................   90

   9.11 Banks in Their Individual Capacities.....................................................................   90

   9.12 Holders of Revolving Credit Notes........................................................................   90

   9.13 Equalization of Banks....................................................................................   90

   9.14 Successor Administrative and Documentation Agents........................................................   91

   9.15 Other Fees...............................................................................................   92

   9.16 Availability of Funds....................................................................................   92

   9.17 Calculations.............................................................................................   92

   9.18 Beneficiaries............................................................................................   92

   9.19 Absence of Duties of Managing Agents and Syndication Agent...............................................   93
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10. MISCELLANEOUS................................................................................................   93

   10.1 Modifications, Amendments or Waivers.....................................................................   93
      10.1.1 Increase of Commitment; Extension or Expiration Date................................................   93
      10.1.2 Extension of Payment; Reduction of Principal Interest or Fees; Modification
      of Terms of Payment........................................................................................   93
      10.1.3 Release of Guarantor................................................................................   93
      10.1.4 Miscellaneous.......................................................................................   94

   10.2 No Implied Waivers; Cumulative Remedies; Writing Required................................................   94

   10.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes........................................   94

   10.4 Holidays.................................................................................................   95

   10.5 Funding by Branch, Subsidiary or Affiliate...............................................................   95
      10.5.1 Notional Funding....................................................................................   95
      10.5.2 Actual Funding......................................................................................   96

   10.6 Notices..................................................................................................   96

   10.7 Severability.............................................................................................   97

   10.8 Governing Law............................................................................................   97

   10.9 Prior Understanding......................................................................................   97

   10.10 Duration; Survival......................................................................................   97

   10.11 Successors and Assigns..................................................................................   98

   10.12 Confidentiality.........................................................................................   99

   10.13 Counterparts............................................................................................   99

   10.14 Documentation Agent's or Bank's Consent.................................................................   99

   10.15 Exceptions..............................................................................................   99

   10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL..................................................................  100

   10.17 Tax Withholding Clause..................................................................................  100
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   10.18 Joinder of Guarantors...................................................................................   101
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                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULE

SCHEDULE 1.1(B)              -      COMMITMENTS OF BANKS
SCHEDULE 1.1(P)              -      PERMITTED LIENS
SCHEDULE 2.9.1                      ROLLOVER LCS
SCHEDULE 5.1.1               -      SUBSIDIARIES
SCHEDULE 5.1.3               -      SUBSIDIARY MATTERS
SCHEDULE 5.1.13              -      CONSENTS AND APPROVALS
SCHEDULE 5.1.18              -      MATERIAL CONTRACTS
SCHEDULE 5.1.20              -      EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 5.1.22              -      ENVIRONMENTAL DISCLOSURES
SCHEDULE 7.2.1               -      EXISTING INDEBTEDNESS
SCHEDULE 7.2.4               -      LOANS AND INVESTMENTS

EXHIBITS

EXHIBIT 1.1(A)                      FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(G)(2)            -      FORM OF MASTER GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)                   FORM OF INTERCOMPANY NOTE
EXHIBIT 1.1(I)(2)            -      FORM OF MASTER INTERCOMPANY SUBORDINATION
                                    AGREEMENT
EXHIBIT 1.1(R)               -      FORM OF REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)(1)                   FORM OF SWING LOAN NOTE
EXHIBIT 2.5                  -      FORM OF LOAN REQUEST
EXHIBIT 2.10.2                      FORM OF SWING LOAN REQUEST
EXHIBIT 6.1.5                -      OPINION OF COUNSEL
EXHIBIT 7.3.3                -      FORM OF COMPLIANCE CERTIFICATE

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT is dated as of May 3, 1996 and is made by and among CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Borrower"), the BANKS (as hereinafter defined), and THE BANK OF NEW YORK, in its capacity as Syndication Agent and as Managing Agent, NATIONAL CITY BANK OF COLUMBUS, in its capacity as Administrative Agent ("Administrative Agent") and as Managing Agent, PNC BANK, OHIO, NATIONAL ASSOCIATION, in its capacity as Arranger, as Documentation Agent (the "Documentation Agent") and as Managing Agent , BANK ONE, COLUMBUS, N.A., in its capacity as Managing Agent, and NATIONAL CITY BANK in its capacity as Managing Agent.

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested a revolving credit facility in an aggregate principal amount of $600,000,000; and

                  WHEREAS, the Banks which have executed this Agreement as of May 3, 1996 are willing to provide a revolving credit facility not to exceed $600,000,000; and

                  WHEREAS, such revolving credit facility is to be used to fund a portion of the Borrower's acquisition of Kay-Bee Center, Inc. and for certain other general corporate purposes (including working capital);

                  WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS

                  1.1 Certain Definitions.

                  In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                           Acquisition shall mean the acquisition of 100% of the
common stock of Kay-Bee Center, Inc. by the Borrower from Melville Corporation pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of March 25, 1996, as amended as of May 3, 1996, between the Company and Melville Corporation.

                           Administrative Agent shall mean National City Bank of
Columbus, it its capacity as Administrative Agent and its successors and assigns.

                           Administrative Agent's Fee shall have the meaning
assigned to that term in Section 9.15.

                           Affiliate as to any Person shall mean any other
Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 15% or more of any class of the voting or other equity interests of such Person, or
(iii) 15% or more of any class of voting or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                           Agreement shall mean this Credit Agreement, as the
same may be supplemented or amended from time to time, including all schedules and exhibits.

                           Annual Statements shall have the meaning assigned to
that term in Section 5.1.9(i).

                           Applicable Documentary LC Percentage shall have the
meaning assigned to that term in Section 2.9.3.1.

                           Applicable Standby LC Percentage shall have the
meaning assigned to that term in Section 2.9.3.2.

                           Assignment and Assumption Agreement shall mean an
Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Administrative Agent on behalf of the other Banks, substantially in the form of Exhibit 1.1(A).

                           Authorized Officer shall mean those individuals,
designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

                           Banks shall mean the financial institutions named on
Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a "Bank".

                           Base Rate shall mean the greater of (i) the interest
rate per annum announced from time to time by National City Bank at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by National City Bank, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                           Base Tangible Net Worth shall mean the sum of (i)
$350,000,000 plus 50% of net income of the Company and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) from and after February 3, 1996, through the date of determination as determined and consolidated in accordance with GAAP and (ii) the net cash proceeds from the sale of any capital stock or other equity interest of the Company less any sums paid or owing by the Company since the date hereof with respect to the redemption, repurchase or other retirement or cancellation of any of its capital stock or other equity interests.

                           Benefit Arrangement shall mean at any time an
"employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                           Borrower shall mean Consolidated Stores Corporation,
a corporation organized and existing under the laws of the State of Ohio.

                           Borrowing Date shall mean, with respect to any
Revolving Credit Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                           Borrowing Tranche shall mean specified portions of
Revolving Credit Loans outstanding as follows: (i) any Revolving Credit Loans to which a Revolving Credit Euro-Rate Option applies under the applicable Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Revolving Credit Loans to which a Revolving Credit Base Rate Option applies shall constitute one Borrowing Tranche.

                           Business Day shall mean any day other than a Saturday
or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Columbus, Ohio or New York, New York, and, if the applicable Business Day relates to any Revolving Credit Loan to which the Revolving Credit Euro-Rate Option applies, such day must also be a day on which dealings in Dollar deposits are carried on in the London interbank market.

                           Capitalized Lease shall mean any lease of Property by
a Person as lessee which is a capital lease in accordance with GAAP.

                           Closing Date shall mean the Business Day on which the
first Revolving Credit Loan shall be made, which shall be May 3, 1996 or, if all the conditions specified in Article 6 have not been satisfied or waived by such date, not later than May 30, 1996, as designated by the Borrower by at least two Business Days' advance notice to the Managing Agents at their Principal Offices, or such other date as the parties agree. The closing shall take place at 10:00 a.m., Pittsburgh time, on the Closing Date at the offices of Buchanan Ingersoll Professional Corporation, Pittsburgh, Pennsylvania, or at such other time and place as the parties agree.

                           Commitment shall mean as to any Bank its Revolving
Credit Commitment and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Banks.

                           Commitment Fee shall have the meaning assigned to
that term in Section 2.3.

                           Company shall mean Consolidated Stores Corporation, a
Delaware corporation, which beneficially owns directly or indirectly all of the capital stock of the Borrower and its Subsidiaries.

                           Consolidated Capital Expenditures means, for any
period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capitalized Leases which is capitalized on a consolidated balance sheet of the Company and its Subsidiaries) by the Company and its Subsidiaries during that period that, in conformity with GAAP, are required to be included in or reflected in the property, plant or equipment or similar fixed asset accounts reflected on a consolidated balance sheet of the Company and its Subsidiaries.

                           Consolidated EBIT for any period of determination
shall mean an amount equal to (A) the sum of (i) the net income for such period plus (ii) interest expense in respect of Indebtedness to the extent deducted in determining net income for such period ("Interest Expense"), plus (iii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing net income for such period, minus (B) all extraordinary income and gains to net income to the extent included in net income for such period, in each case of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                           Consolidated Interest Expense for any period of
determination shall be equal to the Interest Expense of the Company and its Subsidiaries as determined in subclause (ii) of clause (A) of the definition of the term "Consolidated EBIT" for such period on a consolidated basis in accordance with GAAP.

                           Consolidated Maturing Rentals shall mean the
aggregate rental amounts payable by the Company and its Subsidiaries for the most recent four (4) full consecutive fiscal quarters immediately preceding the date of determination under any lease of Property having a remaining term (including any required renewals or any renewals at the option of the lessor or lessee) of less than one year (but does not include any amounts payable under Capitalized Leases), determined in accordance with GAAP.

                           Consolidated Rentals shall mean the aggregate rental
amounts payable by the Company and its Subsidiaries for the most recent four (4) full consecutive fiscal quarters immediately preceding the date of determination under any lease of Property having a remaining term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but does not include any amounts payable under Capitalized Leases), determined in accordance with GAAP.

                           Consolidated Tangible Net Worth shall mean as of any
date of determination total stockholders' equity less intangible assets of the Company and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                           Documentary Letter of Credit shall have the meaning
assigned to that term in Section 2.9.1.

                           Documentary Letter of Credit Outstanding shall mean
at any time the sum of (i) aggregate undrawn face amount of outstanding Documentary Letters of Credit and (ii) without duplication, the aggregate amount of all unpaid and outstanding Reimbursement Obligations relating to Documentary Letters of Credit.

                           Documentation Agent shall mean PNC Bank, Ohio,
National Association, and its successors and assigns, in its capacity as Documentation Agent.

                           Dollar, Dollars, U.S. Dollars and the symbol $ shall
mean lawful money of the United States of America.

                           Environmental Complaint shall mean any written
complaint setting forth a cause of action for personal or property damage or natural resource damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant, to any of the Environmental Laws or any Environmental Conditions, as the case may be.

                           Environmental Conditions shall mean any conditions of
the environment, including the workplace, the ocean, natural resources (including flora or fauna), soil, surface water, groundwater, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by, the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, any Property.

                           Environmental Laws shall mean all federal, state,
local and foreign Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments, and consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the workplace.

                           ERISA shall mean the Employee Retirement Income
Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           ERISA Group shall mean, at any time, the Company and
all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                           Euro-Rate shall mean with respect to the Revolving
Credit Loans comprising any Borrowing Tranche to which the Revolving Credit Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/16 of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates set forth on the "LIBO" page of the Reuters Monitor Money Rate Service (or appropriate successor) or, if
Reuters or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent, at approximately 11:00 a.m. London time two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                                      Average of London interbank offered rates
                                      on LIBO page of Reuters Monitor Money
                          Euro-Rate = Rate Service or appropriate successor
                                      ------------------------------------------
                                      1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Revolving Credit Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                           Euro-Rate Reserve Percentage shall mean the maximum
percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Managing Agents which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

                           Event of Default shall mean any of the events
described in Section 8.1.

                           Executive Officer shall mean as to any designated
Person a natural Person who constitutes an executive officer of such designated Person for purposes of item 401(b) of Regulation S-K promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934.

                           Existing Bank Facility shall have the meaning
ascribed thereto in Section 2.8.

                           Expiration Date shall have the meaning assigned to
that term in Section 2.11.

                           Federal Funds Effective Rate for any day shall mean
the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day of which such rate was announced.

                           Financial Projections shall have the meaning assigned
to that term in Section 5.1.9(ii).

                           Fixed Charge Coverage Ratio shall mean on any date of
determination, the ratio of (i) the sum of (a) Consolidated EBIT for the most recent four (4) full consecutive fiscal quarters immediately preceding the date of determination plus (b) Consolidated Rentals plus (c) Consolidated Maturing Rentals, to (ii) Fixed Charges.

                           Fixed Charges shall mean for any period of
determination the sum of (i) Consolidated Interest Expense for the most recent four (4) full consecutive fiscal quarters immediately preceding the date of determination plus (ii) Consolidated Rentals plus (iii) Consolidated Maturing Rentals.

                           GAAP shall mean generally accepted accounting
principles as are in effect from time to time, subject to the provisions of
Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                           Governmental Acts shall have the meaning assigned to
that term in Section 2.9.8.

                           Guarantor shall mean each of the Company and the
Subsidiaries of the Company which is designated as a "Guarantor" on the signature page to the Master Guaranty Agreement and each other Subsidiary of the Company which joins the Master Guaranty Agreement and the other Loan Documents as a Guarantor after the date hereof pursuant to Section 10.18.

                           Guarantor Joinder shall mean a joinder to the Master
Guaranty Agreement as provided in the Master Guaranty Agreement.

                           Guaranty of any Person shall mean any obligation of
such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                           Historical Statements shall have the meaning assigned
to that term in Section 5.1.9(i).

                           Indebtedness shall mean, as to any Person at any
time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases (but not operating leases) and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables, trade credits and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money. For purposes only of determining the ratio of total indebtedness to total capitalization in Section 7.2.17, the Seller Note shall be excluded from the term "Indebtedness" used in such section.

                           Intercompany Loans shall mean loans made by one Loan
Party to one or more other Loan Parties or their Subsidiaries and, in the case of loans between the Borrower and the Material Subsidiaries and, if the Acquisition closes, between K.B. Consolidated, Inc. and Kay-Bee Center, Inc., evidenced by intercompany notes (the "Intercompany Notes") in the form attached hereto as Exhibit 1.1(I)(1).

                           Intercompany Notes shall have the meaning assigned to
that term in the definition of the term "Intercompany Loans".

                           Interest Payment Date shall mean each date specified
for the payment of interest in Section 4.3.

                           Interest Period shall have the meaning assigned to
such term in Section 3.2.

                           Interest Rate Option shall mean any Revolving Credit
Euro-Rate Option or Revolving Credit Base Rate Option.

                           Internal Revenue Code shall mean the Internal Revenue
Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           Issuing Letter of Credit Bank shall mean with respect
to a Letter of Credit either The Bank of New York (or an Affiliate of The Bank of New York) or National City Bank of Columbus (or an Affiliate of National City Bank of Columbus) which has issued that Letter of Credit pursuant to Section 2.9.

                           Labor Contracts shall mean all employment agreements,
employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                           Law shall mean any law (including common law),
constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

                           Letter of Credit shall have the meaning assigned to
that term in Section 2.9.1.

                           Letter of Credit Outstandings shall mean at any time
the sum of (i) the aggregate undrawn face amount of outstanding Documentary Letters of Credit and Standby Letters of Credit and (ii) without duplication, the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                           Letters of Credit Fees shall have the meaning
assigned to that term in Section 2.9.3.

                           Lien shall mean any mortgage, deed of trust, pledge,
lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                           Loan Documents shall mean this Agreement, the Master
Guaranty Agreement, the Master Intercompany Subordination Agreement, the Revolving Credit Notes, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                           Loan Parties shall mean the Borrower and the
Guarantors.

                           Loan Request shall have the meaning ascribed thereto
in Section 2.5.

                           Managing Agents shall mean all of the financial
institutions identified as a Managing Agent on the first page hereof, each of which is referred to herein as a "Managing Agent".

                           Master Guaranty Agreement shall mean the Master
Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by the Company and the other Guarantors to the Administrative Agent for the benefit of the Banks.

                           Master Intercompany Subordination Agreement shall
mean a subordination agreement among the Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

                           Material Adverse Change shall mean any set of
circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Loan Parties and their Subsidiaries taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties and their Subsidiaries taken as a whole to duly and punctually pay or perform their Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Documentation Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document; provided, however, that in no event shall the failure to close the Acquisition be deemed to constitute a Material Adverse Change.

                           Material Subsidiary shall mean any of C S Ross
Company, an Ohio corporation, CSIC Venture, Inc., a Delaware corporation, K.B. Consolidated, Inc., an Ohio corporation, and, if the Acquisition closes, Kay-Bee Center, Inc., a California corporation, and any Subsidiary of the Borrower (other than CW Kay-Bee, Inc. or Kay-Bee Toy & Hobby Shops, Inc.) having at least 10% of the total consolidated assets of the Company and its Subsidiaries or at least 10% of the total consolidated revenues of the Company and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of the Company.

                           Month, with respect to an Interest Period under the
Revolving Credit Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                           Multiemployer Plan shall mean any employee benefit
plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five plan years, has made or had an obligation to make such contributions.

                           Multiple Employer Plan shall mean a Plan which has
two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                           Notices shall have the meaning assigned to that term
in Section 10.6.

                           Obligation shall mean any obligation or liability of
any of the Loan Parties to the Documentation Agent, the Syndication Agent, the Administrative Agent, the Managing Agents, the Issuing Letter of Credit Banks or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Revolving Credit Notes, the Letters of Credit or any other Loan Document.

                           Official Body shall mean any national, federal,
state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                           PBGC shall mean the Pension Benefit Guaranty
Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor thereto.

                           Permitted Investments shall mean:

                                    (i) direct obligations of the United States
of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                                    (ii) commercial paper maturing in 180 days
or less rated not lower than A-1 by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or P-1 by Moody's Investors Service, Inc. on the date of acquisition; and

                                    (iii) demand deposits, time deposits or
certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. on the date of acquisition.

                           Permitted Liens shall mean:

                                    (i) Liens for taxes, assessments, or similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                                    (ii) Pledges or deposits made in the
ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                                    (iii) Liens of mechanics, materialmen,
warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                                    (iv) Good-faith pledges or deposits made in
the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                                    (v) Encumbrances consisting of zoning
restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                                    (vi) Liens and security interests in favor
of the Administrative Agent for the benefit of the Banks or any Issuing Letter of Credit Bank in the application for a Letter of Credit;

                                    (vii) Liens on property leased by any Loan
Party or Subsidiary of a Loan Party or other interest or title of the lessor under capital and operating leases not otherwise prohibited by Section 7.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                                    (viii) Any Lien existing on the date of this
Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased (although it may be refinanced), and no additional assets become subject to such Lien;

                                    (ix) Purchase Money Security Interests to
the extent that (X) such Purchase Money Security Interests attach to inventory purchased in the ordinary course of business pursuant to customary payment terms and are not perfected by the filing of financing statements or other public filings or (Y) the aggregate amount of loans and deferred payments secured by Purchase Money Security Interests not described in the foregoing clause (X) do not exceed at any one time outstanding $10,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
Schedule 1.1(P));

                                    (x) Liens relating to the licensing by
Borrower, the other Loan Parties or their Subsidiaries of intellectual property;

                                    (xi) Liens relating to a sublease entered
into by a Loan Party or its Subsidiary;

                                    (xii) The following, (A) if the validity or
amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry or (C) payments covered in full (subject to customary deductibles) by an insurance company of reputable standing if such insurance company has acknowledged that the applicable policy applies to the following and is not reserving any right to contest applicability, and in any case they do not in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

                           (1) Claims or Liens for taxes, assessments or charges
                  by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                           (2) Claims, Liens or encumbrances upon, and defects
                  of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; and

                           (3) Claims or Liens of mechanics, materialmen,
                  warehousemen, carriers, or other statutory nonconsensual Liens; and

                                    (xiii) additional Liens securing
Indebtedness not to exceed $10,000,000.

                  Person shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, limited liability company, government or political subdivision or agency thereof, or any other entity.

                  Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                  PNC Bank shall mean PNC Bank, Ohio, National Association, its successors and assigns.

                  Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Managing Agents or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                  Principal Office shall mean the main banking office of the Administrative Agent in Columbus, Ohio or the main banking office of a Managing Agent at the address shown on the signature page hereto, as the case may be.

                  Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                  Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

                  Purchase Money Security Interest shall mean Liens upon real or personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such property.

                  Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                  Ratable Share shall mean the proportion that a Bank's Commitment bears to the Commitments of all of the Banks.

                  Regulated Substances shall mean any substance including any solid, liquid, semisolid, gaseous, thermal, thoriated or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products and coproducts, impurities, dust, scrap, and heavy metals defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any related materials, substances or wastes as now or hereafter defined pursuant to any Environmental Laws, ordinances, rules, regulations or other directives of any Official Body, the generation, manufacture, extraction, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse, spilling, leaking, dumping, injection, pumping, leaching, emptying, discharge, escape, release or other management or mismanagement of which is regulated by the Environmental Laws.

                  Regulation U shall mean Regulation U, T, G or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                  Reimbursement Obligation shall have the meaning assigned to such term in Section 2.9.4.

                  Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                  Required Banks shall mean (i) prior to the termination of the Commitments, Banks whose Commitments aggregate at least 66 2/3% of the Commitments of all of the Banks, and (ii) after the termination of the Commitments, Banks whose outstanding Revolving Credit Loans and Ratable Share (as determined pursuant to Section 2.9.2) in the face amount of outstanding Letters of Credit and Reimbursement Obligations aggregate at least 66 2/3% of the total principal amount of the Revolving Credit Loans and the face amount of Letters of Credit and Reimbursement Obligations outstanding hereunder.

                  Revolving Credit Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i).

                  Revolving Credit Commitment shall mean, as to any Bank at any time the amount initially set forth opposite its name in Part A on Schedule 1.1(B) in the column labeled "Revolving Credit Commitment" unless the closing of the Acquisition shall not have occurred on or before 12:01 a.m. on May 8, 1996 in which event "Revolving Credit Commitment" shall then mean the amount initially set forth opposite its name in Part B on Schedule 1.1(B) in the column labeled " Revolving Credit Commitment," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, as the same may have been reduced in accordance with Section 2.4 and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                  Revolving Credit Euro-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii).

                  Revolving Credit Euro-Rate Spread shall have the meaning given to such term in Section 3.1.1(ii).

                  Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all loans or any loan made by the Banks or one of the Banks to the Borrower pursuant to Section 2.1 or 2.9.4.

                  Revolving Credit Notes shall mean collectively and Revolving Credit Note shall mean separately all the Revolving Credit Notes of the Borrower in the form attached hereto as Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                  Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding, the Swing Loans outstanding and the Letter of Credit Outstandings.

                  Rollover LCs shall mean those letters of credit identified on
Schedule 2.9.1 hereof which were issued by the Issuing Letter of Credit Banks prior to the date hereof upon the application of the Borrower or one of its Subsidiaries (including those Subsidiaries to be acquired in the Acquisition).

                  Seller Note shall mean the senior subordinated term note or notes originally issued to Melville Corporation in the principal amount of $100,000,000 pursuant to that certain Indenture to be dated May 5, 1996 and any replacement note or notes for such note or notes including notes which may be issued to transferees of holders thereof.

                  Settlement Date shall have the meaning assigned thereto in
Section 2.10.

                  Senior Notes shall have the meaning assigned thereto in
Section 2.8.

                  Shares shall have the meaning assigned to that term in Section 5.1.2.

                  Standby Letter of Credit shall have the meaning assigned to that term in Section 2.9.1.

                  Stock Purchase Agreement shall have the meaning assigned to that term in the definition of the term "Acquisition".

                  Standby Letter of Credit Outstandings shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Standby Letters of Credit and (ii) without duplication, the aggregate amount of all unpaid and outstanding Reimbursement Obligations relating to Standby Letters of Credit.

                  Subordinated Bridge Financing shall mean the Short Term Loan Agreement to be dated as of May 3, 1996 and each guaranty thereof,as amended, supplemented or otherwise modified from time to time in accordance with its terms, and any replacements or refinancings thereof to the extent permitted by the terms of such agreement, between the Borrower, the Initial Lenders named therein and Merrill Lynch Capital Corporation, a Delaware corporation, as agent for the Initial Lenders named therein, which provides for the making of a single loan in the amount of $100,000,000 to the Borrower and which loan is subordinated to the rights of the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks and the Banks pursuant to the subordination terms contained therein.

                  Subsidiary of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, or (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person and/or one or more of such Person's Subsidiaries.

                  Subsidiary Shares shall have the meaning assigned to that term in Section 5.1.3.

                  Swing Lender shall mean National City Bank of Columbus.

                  Swing Loan Commitment shall mean the Swing Lender's commitment to make Swing Loans to the Borrower pursuant to Section 2.10 in an aggregate principal amount up to but not in excess of the lesser of (i) the Swing Lender's Revolving Credit Commitment less the Swing Lender's Ratable Share of Revolving Facility Usage or (ii)$10,000,000.

                  Swing Note shall mean the Swing Note of the Borrower in the form of Exhibit 1.1(S)(1) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                  Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.10.2.

                  Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by the Swing Lender to the Borrower pursuant to Section 2.10.

                  Syndication Agent shall mean The Bank of New York in its capacity as Syndication Agent.

                  Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

         1.2 Construction.

         Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                       1.2.1 Number; Inclusion.

                  References to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                       1.2.2 Determination.

                  References to "determination" of or by the Administrative Agent or the Banks shall be deemed to include good-faith estimates by the Administrative Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Administrative Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                       1.2.3 Documentation Agent's Discretion and Consent.

                  Whenever the Documentation Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good-faith;

                       1.2.4 Documents Taken as a Whole.

                  The words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                       1.2.5 Headings.

                  The section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                       1.2.6 Implied References to this Agreement.

                  Article, section, subsection, clause, schedule and exhibit references are to this Agreement or such other Loan Document, as the case may be, unless otherwise specified;

                       1.2.7 Persons.

                  Reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                       1.2.8 Modifications to Documents.

                  Reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                       1.2.9 From, To and Through.

                  Relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                       1.2.10 Shall; Will.

                  References to "shall" and "will" are intended to have the same meaning.

         1.3 Accounting Principles.

         Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. In the event that on or after the date hereof, a material change occurs in GAAP, the Banks and the Borrower will consult in good faith regarding whether such change in GAAP affects any financial covenants contained herein that should be adjusted due to such change in GAAP.

                  2. REVOLVING CREDIT FACILITY

         2.1 Revolving Credit Commitments.

         Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date in an aggregate principal amount not to exceed at any one time such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Letter of Credit Outstandings. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1; provided that in no event shall (i) the Revolving Credit Loans exceed, at any one time, the sum of $450,000,000 plus the amounts, if any, advanced by the Banks to all Issuing Letter of Credit Banks with respect to disbursements under Letters of Credit that have not been reimbursed by the Borrower as required by Section
2.9.4 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments or (iii) the Revolving Facility Usage exceed, at any one time prior to the closing of the Acquisition, $460,000,000.

         2.2 Nature of Banks' Obligations with Respect to Revolving Credit
Loans.

         Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

         2.3 Commitment Fees.

         Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to a percentage per annum (the "Applicable Commitment Percentage") (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) times the average daily difference between (i) the amount of such Bank's Revolving Credit Commitment as the same may be constituted from time to time, and(ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. The Applicable Commitment Percentage shall be determined based upon the Fixed Charge Coverage Ratio as follows:

     Fixed Charge Coverage Ratio                                         Applicable Commitment Percentage (rate per annum)
     ---------------------------                                         -------------------------------------------------

greater than or equal to 2.20 to 1.00                                                            0.175%

greater than or equal to 2.05 to 1.00 but less than 2.20 to 1.00                                 0.200%

greater than or equal to 1.90 to 1.00 but less than 2.05 to 1.00                                 0.225%

greater than or equal to 1.75 to 1.00 but less than 1.90 to 1.00                                 0.250%

less than 1.75 to 1.00                                                                           0.375%



         All Commitment Fees shall be payable quarterly in arrears on the first Business Day of each March, June, September and December after the date hereof and on the Expiration Date or upon acceleration of the Revolving Credit Notes.

         Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on the Saturday nearest April 30, 1997, the Fixed Charge Coverage Ratio shall be deemed to be
1.75 to 1.00. For each fiscal quarter subsequent to the completion of four full fiscal quarters after the Acquisition, the Fixed Charge Coverage Ratio shall be computed based on the Compliance Certificate for such quarter. Any change in the Fixed Charge Coverage Ratio ( and the Applicable Commitment Percentage) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under
Section 7.3.3, the Fixed Charge Coverage Ratio on and after the date on which such Compliance Certificate is due to be delivered under Section 7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.75 to 1.00 and the Applicable Commitment Percentage for such period computed accordingly.

         2.4 Reduction of Commitments.

                  2.4.1 Voluntary Reduction of Commitments.

         The Borrower shall have the right at any time and from time to time upon three (3) Business Days' prior written notice to the Banks to permanently reduce, in whole multiples of

$10,000,000, or terminate the Revolving Credit Commitments without penalty or premium, except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Commitment Fee then accrued on the amount of such reduction or termination and (b) prepayment of the Revolving Credit Notes, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 4.6 ) and the Borrower shall deposit in a non-interest bearing account (provided that with the consent of the Managing Agents, such consent not to be unreasonably withheld, such account may be an interest bearing account) with the Administrative Agent, as cash collateral for its Obligations in respect of the Letters of Credit and related applications and agreements, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations, to the extent that the Revolving Credit Usage then exceeds the Revolving Credit Commitments as so reduced or terminated. From the effective date of any such reduction or termination the obligations of Borrower to pay the Commitment Fee pursuant to Section 2.3 shall correspondingly be reduced or cease.

                 2.4.2 Mandatory Reduction of Commitments.

         The Revolving Credit Commitments shall be permanently reduced in accordance with the following:

                    (i) with respect to sales, transfers or leases permitted to be made pursuant to Section 7.2.7(iv), the Revolving Credit Commitments shall be permanently reduced to the extent that the aggregate after-tax net cash proceeds (including without limitation cash, as and when collected, pursuant to any notes or other securities received as consideration for such sale, transfer or lease), as reasonably estimated by the Borrower, of all such sales, transfers or leases on and after the date hereof are in excess of $25,000,000 and each Bank's Revolving Credit Commitment shall be reduced by its Ratable Share of each such reduction in the Revolving Credit Commitments;

                    (ii) the Revolving Credit Commitments shall be permanently reduced to $250,000,000 in the event that the closing of the Acquisition shall not have occurred prior to 12:01 a.m. on May 8, 1996 and each Bank's Revolving Credit Commitment shall be as set forth on Part B of
                          Schedule 1.1(B).

         2.5 Revolving Credit Loan Requests.

         Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 3.2, by delivering to the Administrative Agent, not later than 10:00 a.m., Columbus, Ohio time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies or the conversion to or the renewal of the Revolving Credit Euro-Rate Option for any Revolving Credit Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Revolving Credit Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Revolving Credit Base Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Revolving Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the Revolving Credit Euro-Rate Option applies and not less than the lesser of $5,000,000 or the maximum amount available for Borrowing Tranches to which the Revolving Credit Base Rate Option applies; (iii) whether the Revolving Credit Euro-Rate Option or Revolving Credit Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Revolving Credit Euro-Rate Option applies, an appropriate Interest Period for the proposed Revolving Credit Loans comprising such Borrowing Tranche.

         2.6 Making Revolving Credit Loans.

         The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5, notify the Banks of its receipt of the related Loan Request specifying: (i) the proposed Borrowing Date of such Revolving Credit Loans; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Revolving Credit Loans to the Borrower in Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Columbus, Ohio time, on the applicable Borrowing Date, provided that if the Administrative Agent assumes pursuant to

Section 9.16 that a Bank will make available to the Administrative
Agent such Bank's portion of a Revolving Credit Loan and such Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 9.16.

         2.7 Revolving Credit Notes.

         The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

         2.8 Use of Proceeds.

         The proceeds of the Revolving Credit Loans shall be used to finance a portion of the Acquisition, to retire the 10.50% senior notes (the "Senior Notes") issued pursuant to the several Note Purchase Agreements dated August 1, 1987, to repay all Indebtedness owing pursuant that certain Credit Agreement dated May 27, 1994 among the Borrower, C.S. Ross Company and certain financial institutions described therein(collectively the "Existing Bank Facility") and for working capital and similar general corporate purposes, but shall not be used, directly or indirectly, to repay, purchase or otherwise retire any borrowings under the Subordinated Bridge Facility or to redeem, repurchase or otherwise acquire any capital stock of the Company. Letters of Credit shall be used for commercial purposes of the Borrower and its Subsidiaries in the ordinary course of business for the purchase of goods and services and to assure the Borrower's or its Subsidiaries' performance of workmen's compensation or liability or of refund, warranty, or other obligations incurred in the ordinary course of business of the Borrower or its Subsidiaries.

         2.9 Letters of Credit Subfacility.

                   2.9.1 Issuance of Letters of Credit.

         Borrower or a Material Subsidiary may request the issuance of (or modification of any issued) commercial letters of credit in connection with the Borrower's or Subsidiary of the Borrower's purchase of goods and services (each a "Documentary Letter of Credit") and standby letters of credit for the benefit of workmen's compensation or liability insurers, state and federal agencies to assure compliance with applicable Laws and other Persons in support of refund, warranty or other obligations of the Borrower or a Subsidiary of the Borrower (each a "Standby Letter of Credit" and together with Documentary Letters of Credit referred to as "Letters of Credit" in the aggregate or individually as a "Letter of Credit") on behalf of itself or another Loan Party by delivering by no later than 10:00 a.m., Columbus, Ohio time, at least two (2) Business Days in the case of a Documentary Letter of Credit and three (3) Business Days in case of a Standby Letter of Credit prior to the requested date of issuance of such Letter of Credit to the applicable Issuing Letter of Credit Bank with a copy to the Administrative Agent a written notice specifying the proposed beneficiary, date of issuance and expiry date for such Letter of Credit or modification to an existing Letter of Credit and the nature of the transactions to be supported thereby. Subject to the terms and conditions hereof and to the execution of a completed application and agreement for letters of credit in such form as the applicable Issuing Letter of Credit Bank may specify from time to time and in reliance on the agreements of the Banks set forth in this Section 2.9, such Issuing Letter of Credit Bank will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of 364 days from the date of issuance, (B) in no event expire later than five Business Days prior to the Expiration Date and provided further that in no event shall (i) the Letter of Credit Outstandings exceed, at any one time, $200,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each of the Rollover LCs listed on Schedule 2.9.1 shall be deemed to have been issued hereunder on the Closing Date (other than those which relate to Kay-Bee Center, Inc. and its subsidiaries which if the Acquisition closes shall be deemed to have been issued hereunder as of the closing of the Acquisition) by the applicable Issuing Letter of Credit Bank upon the request of the Borrower or a Material Subsidiary as indicated on Schedule 2.9.1 as a Documentary Letter of Credit or Standby Letter of Credit, as the case may be, and shall be deemed to be a Letter of Credit for all purposes of this Agreement. In the event of any conflict between the terms of this Agreement and the terms of any Issuing Letter of Credit Bank's application and agreement for letters of credit, the terms of this Agreement shall control (provided that terms of any Issuing Letter of Credit Bank's application and agreement for letters of credit which are in addition to those contained herein and which do not expressly conflict with the terms contained herein shall not be deemed to be in conflict with this Agreement).

              2.9.2 Participations.

         Immediately upon issuance of each Letter of Credit, and without further action, each Bank shall be deemed to, and hereby agrees that it shall, have irrevocably purchased for such Bank's own account and risk from the applicable Issuing Letter of Credit Bank an individual participation interest in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Ratable Share of the maximum amount which is or at any time may become available to be drawn thereunder, and each Bank shall be responsible to reimburse such Issuing Letter of Credit Bank immediately for its Ratable Share of any disbursement under any Letter of Credit which has not been reimbursed by Borrower in accordance with Section 2.9.4 by making its Ratable Share of the Revolving Credit Loans referred to in Section 2.9.4 available to such Issuing Letter of Credit Bank. Upon the request of any Bank and no less frequently than once in each calendar month, the Administrative Agent shall notify each Bank of the amount of such Bank's participation in Letters of Credit.

                      2.9.3 Letter of Credit Fees.

                  The Borrower shall pay to the Administrative Agent for the ratable account of the Banks fees with respect to Documentary Letters of Credit ("Documentary Letters of Credit Fees") and fees with respect to Standby Letters of Credit ("Standby Letters of Credit Fees") (collectively, "Letters of Credit Fees") in the amounts set forth in Sections 2.9.3.1 and 2.9.3.2 (as the same may be increased as provided in Section 3.3). All Letters of Credit Fees shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the earlier of the Expiration Date or the acceleration of the Revolving Credit Notes.

                            2.9.3.1 Documentary Letter of Credit Fees.

         Documentary Letters of Credit Fees shall be determined by that percentage per annum set forth in the following table which is applicable to the Fixed Charge Coverage Ratio then in effect (the "Applicable Documentary LC Percentage") (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) times the average daily Documentary Letter of Credit Outstandings. The Applicable Documentary LC Percentage shall be determined as follows:



                Fixed Charge Coverage Ratio                     Applicable Documentary LC Percentage (rate per annum)
                ---------------------------                     -----------------------------------------------------

greater than or equal to 2.20 to 1.00                                                    0.250%

greater than or equal to 2.05 to 1.00 but less than 2.20 to 1.00                        0.3125%

greater than or equal to 1.90 to 1.00 but less than 2.05 to 1.00                         0.375%

greater than or equal to 1.75 to 1.00 but less than 1.90 to 1.00                         0.500%

less than 1.75 to 1.00                                                                   0.625%



                  Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on the Saturday nearest April 30, 1997, the Fixed Charge Coverage Ratio shall be deemed to be 1.75 to 1.00. For each fiscal quarter subsequent to the completion of four full fiscal quarters after the Acquisition, the Fixed Charge Coverage Ratio shall be computed based on the Compliance Certificate for such quarter. Any change in the Fixed Charge Coverage Ratio (and the Applicable LC Percentage) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under Section 7.3.3, the Fixed Charge Coverage Ratio on and after the date on which such Compliance Certificate is due to be delivered under Section 7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.75 to
1.00 and the Applicable Documentary LC Percentage for such period computed accordingly.

                  The Borrower shall also pay to the applicable Issuing Letter of Credit Bank for its sole account (i) a fronting fee as determined by such Issuing Letter of Credit Bank and the Borrower and (ii) such Issuing Letter of Credit Bank's then in effect customary issuance fees and administrative expense payable with respect to its Documentary Letters of Credit as such Issuing Letter of Credit Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of commercial letters of credit, payable at such times as such Issuing Letter of Credit Bank may specify.

                             2.9.3.2   Standby Letter of Credit Fees.

         Standby Letters of Credit Fees shall be determined by that percentage per annum set forth in the following table which is applicable to the Fixed Charge Coverage Ratio then in effect (the "Applicable Standby LC Percentage") (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) times the average daily Standby Letter of Credit Outstandings. The Applicable Standby LC Percentage shall be determined as follows:

                Fixed Charge Coverage Ratio                       Applicable Standby LC Percentage (rate per annum)
                ---------------------------                       -------------------------------------------------

greater than or equal to 2.20 to 1.00                                                                             0.500%

greater than or equal to 2.05 to 1.00 but less than 2.20 to 1.00                                                  0.625%

greater than or equal to 1.90 to 1.00 but less than 2.05 to 1.00                                                  0.750%

greater than or equal to 1.75 to 1.00 but less than 1.90 to 1.00                                                  1.000%

less than 1.75 to 1.00                                                                                            1.250%



                  Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on the Saturday nearest April 30, 1997, the Fixed Charge Coverage Ratio shall be deemed to be 1.75 to 1.00. For each fiscal quarter subsequent to the completion of four full fiscal quarters after the Acquisition, the Fixed Charge Coverage Ratio shall be computed based on the Compliance Certificate for such quarter. Any change in the Fixed Charge Coverage Ratio (and the Applicable Standby LC Percentage) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under Section 7.3.3, the Fixed Charge Coverage Ratio on and after the date on which such Compliance Certificate is due to be delivered under Section 7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.75 to 1.00 and the Applicable Standby LC Percentage for such period computed accordingly.

                  The Borrower shall also pay to the applicable Issuing Letter of Credit Bank for its sole account (i) a fronting fee as determined by such Issuing Letter of Credit Bank and the Borrower and (ii) such Issuing Letter of Credit Bank's then in effect customary issuance fees and administrative expense payable with respect to its Standby Letters of Credit as such Issuing Letter of Credit Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of standby letters of credit payable at such times as such Issuing Letter of Credit Bank may specify.

                     2.9.4 Disbursements, Reimbursement.

                  Borrower shall be obligated immediately to reimburse the applicable Issuing Letter of Credit Bank (each a "Reimbursement Obligation") for all amounts which such Issuing Letter of Credit Bank is required to pay pursuant to the Letters of Credit issued by such Issuing Letter of Credit Bank on or before the date on which the applicable Issuing Letter of Credit Bank is required to make payment with respect to a draft presented thereunder. The applicable Issuing Letter of Credit Bank will promptly notify (A) the Borrower of each demand or presentment for payment or other drawing under each Letter of Credit issued by such Issuing Letter of Credit Bank, and (B) the Administrative Agent of the amount required to be paid by such Issuing Letter of Credit Bank pursuant to each such Letter of Credit. The Administrative Agent shall promptly notify each Bank of the amount required to be paid by such Bank as a result of a drawing upon such Letter of Credit if the applicable Issuing Letter of Credit Bank shall have notified the Administrative Agent that the Borrower has not timely reimbursed such Issuing Letter of Credit Bank for such draw. If such notice is received by a Bank before 1:00 p.m., Columbus, Ohio time, such Bank shall deliver such Bank's Ratable Share of such payment in immediately available funds to the Administrative Agent on that Business Day. If such notice is received by a Bank after 1:00 p.m., Columbus, Ohio time, such Bank shall before 10:00 a.m., Columbus, Ohio time, on the next succeeding Business Day deliver to the Administrative Agent such Bank's Ratable Share of such payment as a Revolving Credit Loan from such Bank in immediately available funds. Upon receipt of each Bank's Ratable Share of such payment, the

Administrative Agent shall immediately deliver such Bank's Ratable Share of such payment to the applicable Issuing Letter of Credit Bank.

                       2.9.5 Documentation.

                  Each Loan Party agrees to be bound by the terms of each Issuing Letter of Credit Bank's application and agreement for letters of credit and each Issuing Letter of Credit Bank 's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern (provided that terms of any Issuing Letter of Credit Bank's application and agreement for letters of credit which are in addition to those contained herein and which do not expressly conflict with the terms contained herein shall be deemed not to be in conflict with this Agreement). It is understood and agreed that, except in the case of gross negligence or willful misconduct, the applicable Issuing Letter of Credit Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit issued by such Issuing Letter of Credit Bank or any modifications, amendments or supplements thereto;

                       2.9.6 Determinations to Honor Drawing Requests.

                  In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Letter of Credit Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

                       2.9.7 Nature of Participation and Reimbursement Obligations.

                  The obligation of the Banks to participate in Letters of Credit pursuant to Section 2.9.2 and the obligation of the Banks pursuant to
Section 2.9.4 to fund Revolving Credit Loans upon a draw under a Letter of Credit or to acquire participations in Letters of Credit and the Obligations of the Borrower to reimburse the applicable Issuing Letter of Credit Bank upon a draw under any Letter of Credit pursuant to Section 2.9 shall be absolute unconditional and irrevocable, and shall be performed strictly in accordance with the terms of such sections under all circumstances, including the following circumstances:

                              (i) the failure of any Loan Party or any other Person to comply with the conditions set forth in Sections 2.1, 2.5, 2.6 or 6.2 or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Revolving Credit Loan under Section 2.9.4;

                              (ii) any lack of validity or enforceability of any
                                   Letter of Credit;

                              (iii) the existence of any claim, set-off, defense
                                   or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), such Issuing Letter of Credit Bank or any Bank or any other Person or whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                              (iv) any draft, demand, certificate or other
                                   document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if such Issuing Letter of Credit Bank has been notified thereof;

                              (v) payment by such Issuing Letter of Credit Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                              (vi) any adverse change in the business,
                                   operations, properties, assets, condition
                                   (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                              (vii) any breach of this Agreement or any other
                                   Loan Document by any party thereto;

                              (viii) any other circumstance or happening
                                   whatsoever, whether or not similar to any of the foregoing;

                              (ix) the fact that an Event of Default or a
                                   Potential Default shall have occurred and be continuing; and

                              (x) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated.

                       2.9.8 Indemnity.

                  In addition to amounts payable as provided in Section 9.5, the Borrower hereby agrees to pay and to protect, indemnify and save harmless each Issuing Letter of Credit Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Letter of Credit Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of such Issuing Letter of Credit Bank as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by such Issuing Letter of Credit Bank of a proper demand for payment made under any Letter of Credit or (ii) the failure of such Issuing Letter of Credit Bank to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                       2.9.9 Liability for Acts and Omissions.

                  As between any Loan Party and each Issuing Letter of Credit Bank, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, the applicable Issuing Letter of Credit Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any Letter of Credit issued by such Issuing Letter of Credit Bank, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such Issuing Letter of Credit Bank shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Letter of Credit Bank, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Letter of Credit Bank 's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by any Issuing Letter of Credit Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Letter of Credit Bank under any resulting liability to the Borrower or any Banks.

                  The Banks and any Loan Party may not commence a proceeding against any Issuing Letter of Credit Bank for wrongful disbursement under a Letter of Credit issued by such Issuing Letter of Credit Bank as a result of acts or omissions constituting gross negligence or willful misconduct of such Issuing Letter of Credit Bank, until the Banks have made and the Borrower has repaid the Revolving Credit Loans described in Section 2.9.4; provided, however, that nothing in this Section 2.9 shall adversely affect the right of any Loan Party, after such payment, to commence any proceeding against such Issuing Letter of Credit Bank for any breach of its obligations hereunder.

         2.10 Swing Loans.

                       2.10.1 Swing Loan Commitment.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments in amounts of $10,000,000 or less, the Swing Lender may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to the Swing Loan Commitment, subject to reduction as provided herein and to be made in accordance with the following provisions. The Swing Lender may in its discretion make Swing Loans provided that the aggregate principal amount of the Swing Loans and the Revolving Credit Loans of all of the Banks at any one time outstanding plus the Letter of Credit Outstandings shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.10.

                       2.10.2 Swing Loan Requests.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Swing Lender to make Swing Loans by delivery to the Swing Lender not later than 12:00 p.m. Columbus, Ohio time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.10.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Swing Lender may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be not less than $100,000 and in integral multiples of $100,000.

                       2.10.3 Making of Swing Loans.

                  So long as the Swing Lender elects to make Swing Loans, the Swing Lender shall, after receipt by it of a Swing Loan Request pursuant to
Section 2.10.2, fund a Swing Loan to the Borrower in U.S. Dollars and immediately available funds at its Principal Office prior to 2:00 p.m. Columbus, Ohio time on the related Borrowing Date.

                       2.10.4 Swing Note.

                  The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by the Swing Lender together with interest thereon shall be evidenced by a demand promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(S) payable to the order of the Swing Lender in a face amount equal to the Swing Loan Commitment.

                       2.10.5 Repayment of Swing Loans with Revolving Credit Loans Borrowings.

                  The Swing Lender may at its option, exercisable at any time for any reason whatsoever, and shall no later than the fifth (5th) Business Day following the making of a Swing Loan if the outstanding Swing Loans exceed $5,000,000 on such date (a "Settlement Date"), demand repayment of all Swing Loans to the extent that the aggregate of such Swing Loans exceeds $5,000,000, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans in excess of $5,000,000, plus, if the Swing Lender so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Commitment less its Ratable Share of Letter of Credit Outstandings. In that event, such Revolving Credit Loans shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5 without regard to any of the requirements of that provision. The Swing Lender shall provide notice to the Administrative Agent (which may be a telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this
Section 2.10.5; the Administrative Agent shall then provide notice to the Banks (which may be a telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.10.5 and of the apportionment among the Banks, the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 6.2 are then satisfied) by the time the Administrative Agent so requests, which shall not be earlier than 2:00 p.m. Columbus, Ohio, time on the Business Day next succeeding the date the Banks receive such notice from the Administrative Agent; and the Administrative Agent shall promptly deliver the funds it receives from the Banks to the Swing Lender.

         2.11 Expiration Date; Extension of Expiration Date.

                  The term "Expiration Date" shall mean May 1, 1998; provided, however, that if the closing of the Acquisition shall not have occurred prior to 12:01 a.m. on May 8, 1996, then the Expiration Date shall be May 2, 1997; and provided, further, however, that (i) if the closing of the Acquisition shall have occurred prior to 12:01 a.m. on May 8, 1996 and (ii) if on or before April 30, 1998 the Company shall have sold since the date hereof capital stock or other equity interests in the Company that are not mandatorily redeemable at the option of the holder of such capital stock or other equity interest and (iii) if the net cash proceeds from such sales less any sums paid or owing by the Borrower since the date hereof with respect to the redemption, repurchase or other retirement or cancellation of any of its capital stock or other equity interests equals or exceeds $100,000,000 and the Subordinated Bridge Financing has been terminated and any sums borrowed thereunder have been repaid and not refunded with other subordinated borrowings, then the Expiration Date shall mean May 3, 1999.

                               3. INTEREST RATES

         3.1 Interest Rate Options.

         The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by it from the Revolving Credit Base Rate Option or Revolving Credit Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than seven (7) Borrowing Tranches in the aggregate among all the Revolving Credit Loans. If at any time the designated rate applicable to any Revolving Credit Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Revolving Credit Loan shall be limited to such Bank's highest lawful rate.

                      3.1.1 Revolving Credit Interest Rate Options.

                  The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

                              (i)  Revolving Credit Base Rate Option: A
                                   fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate;

                              (ii) Revolving Credit Euro-Rate Option: A rate per
                                   annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus a percentage rate per annum (the "Revolving Credit Euro-Rate Spread") based on the Fixed Charge Coverage Ratio, determined as follows:


                Fixed Charge Coverage Ratio                               Revolving Credit Euro-Rate Spread
                ---------------------------                               ---------------------------------

greater than or equal to 2.20 to 1.00                                                  0.500%

greater than or equal to 2.05 to 1.00 but less than 2.20 to 1.00                       0.625%

greater than or equal to 1.90 to 1.00 but less than 2.05 to 1.00                       0.750%

greater than or equal to 1.75 to 1.00 but less than 1.90 to 1.00                       1.000%

less than 1.75 to 1.00                                                                 1.250%



                  Until the Borrower shall have delivered to the Administrative Agent a Compliance Certificate covering the four fiscal periods ending on the Saturday nearest April 30, 1997, the Fixed Charge Coverage Ratio shall be deemed to be 1.75 to 1.00. For each fiscal quarter subsequent to the completion of four full fiscal quarters after the Acquisition, the Fixed Charge Coverage Ratio shall be computed based on the Compliance Certificate for such quarter. Any change in the Fixed Charge Coverage Ratio ( and the applicable Revolving Credit Euro-Rate Spread) shall be effective on the date on which the Compliance Certificate evidencing the computation of such Fixed Charge Coverage Ratio is delivered to the Administrative Agent; provided, however, that if the Compliance Certificate evidencing the computation of the Fixed Charge Coverage Ratio is not delivered on the date on which such Compliance Certificate is due to be delivered under Section 7.3.3, the Fixed Charge Coverage Ratio on and after the date on which such Compliance Certificate is due to be delivered under Section
7.3.3 and until the date on which such Compliance Certificate is delivered to the Administrative Agent shall be deemed to be less than 1.75 to 1.00 and the applicable Revolving Credit Euro-Rate Spread for such period computed accordingly.

                  Swing Loans shall bear interest in accordance with Section 3.1.1(i) [Revolving Credit Base Rate Option] except to the extent that the Swing Lender agrees in writing to a different rate of interest; provided, however, that any Swing Loans with respect to which the

Swing Lender demands payment pursuant to Section 2.10.5 shall bear interest on and after such demand for payment in accordance with Section 3.1.1(i) [Revolving Credit Base Rate Option] notwithstanding any other interest rate agreed to by the Administrative Agent.

         3.2 Interest Periods.

         At any time when the Borrower shall select, convert to or renew a Revolving Credit Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Revolving Credit Euro-Rate Option by delivering a Loan Request. Such notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such Interest Period to be one, two, three or six Months, provided, that:

                       3.2.1 Ending Date and Business Day.

                  Any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                       3.2.2 Amount of Borrowing Tranche.

                  Each Borrowing Tranche of a Revolving Credit Loan to which the Revolving Credit Euro-Rate Option applies shall be in integral multiples of $1,000,000 and not less than $5,000,000;

                       3.2.3 Termination Before Expiration Date.

                  The Borrower shall not select, convert to or renew an Interest Period for any portion of the Revolving Credit Loans that would end after the Expiration Date; and

                       3.2.4 Renewals.

                  In the case of the renewal of a Revolving Credit Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

                       3.2.5 Limitation on Interest Periods during Syndication.

                  The Borrower shall select only one month Interest Periods for Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies which are borrowed prior to the earliest of the following dates: (i) the date on which the Revolving Credit Commitment of each of the Managing Agents is equal to or less than $50,000,000, (ii) the date which is one hundred and twenty (120) days after the Closing Date, or (iii) the date on which the Borrower abandons the Acquisition without a closing thereof.

         3.3 Interest After Default.

         To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                       3.3.1 Letter of Credit Fees, Interest Rate.

                  The Letter of Credit Fees and the rate of interest for each Revolving Credit Loan otherwise applicable pursuant to Section 2.9 or Section 3.1, respectively, shall be increased by 2.0% per annum;

                       3.3.2 Other Obligations.

                  Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

                       3.3.3 Acknowledgment.

                  The Borrower acknowledges that the increased rates referred to in this Section 3.3 reflect, among other things, the fact that such Revolving Credit Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk. All such interest shall be payable by Borrower upon demand by the Administrative Agent.

         3.4 Euro-Rate Unascertainable.

                       3.4.1 Unascertainable.

                  If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

                  (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                  (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate,

then the Administrative Agent shall have the rights specified in Section 3.4.3.

                       3.4.2  Illegality; Increased Costs; Deposits Not
                       Available.

                  If at any time any Bank shall have determined that:

                    (i) the making, maintenance or funding of any Revolving Credit Loan to which a Revolving Credit Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any Official Body (whether or not having the force of Law), or

                    (ii) such Revolving Credit Euro-Rate Option will not
                         adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Revolving Credit Loan, or

                    (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Revolving Credit Loan to which a Revolving Credit Euro-Rate Option applies, are not available to such Bank with respect to such Revolving Credit Loan in the London interbank market, then such Bank shall have the rights specified in Section 3.4.3.

                       3.4.3 Administrative Agent's and Bank's Rights.

                  In the case of any event specified in Section 3.4.1, the Administrative Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of a determination specified in Section 3.4.2, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Banks, in the case of such notice given by the Administrative Agent in respect of Section 3.4.1, or (B) such Bank, in the case of such notice given by such Bank in respect of Section 3.4.2, to allow the Borrower to select, convert to or renew a Revolving Credit Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under
Section 3.4.1 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Revolving Credit Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Revolving Credit Base Rate Option otherwise available with respect to the affected Revolving Credit Loans. If any Bank notifies the Administrative Agent of a determination under Section 3.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under
Section 4.6.2, as to any Revolving Credit Loan of such Bank to which a Revolving Credit Euro-Rate Option applies, on the date specified in such notice convert such Revolving Credit Loan to the Revolving Credit Base Rate Option otherwise available with respect to such Revolving Credit Loan. Absent due notice from the Borrower of conversion, such Revolving Credit Loan shall automatically be converted to the Revolving Credit Base Rate Option otherwise available with respect to such Revolving Credit Loan upon such specified date. Upon any such conversion, the Borrower shall have the right to prepay Revolving Credit Loans in the amount of such Revolving Credit Loan on the date of such conversion without providing the notice otherwise required by Section 4.4.1.

                  3.5 Selection of Interest Rate Options.

                  If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche to which a Revolving Credit Euro-Rate Option applies at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2, the Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option commencing upon the last day of such Interest Period.

                            4. PAYMENTS

                  4.1 Payments.

                  All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letters of Credit Fees, the Administrative Agent's Fee, or other amounts due from the Borrower hereunder (other than the fees and expenses referenced in Section 2.9.3.1 and Section 2.9.3.2 which are to be paid to the Issuing Letter of Credit Bank as provided in such sections and the fees and expenses referenced in Section 9.15, each of which shall be paid in accordance with such sections) shall be payable prior to 11:00 a.m., Columbus, Ohio time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Payments of principal and interest on Revolving Credit Loans and of Commitment Fees and Letters of Credit Fees shall be made to the Administrative Agent at the Principal Office for the ratable accounts of the Banks in Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds,. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Revolving Credit Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

                  4.2 Pro Rata Treatment of Banks.

                  Each borrowing of a Revolving Credit Loan shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letters of Credit Fees, or other fees (except for the Administrative Agent's Fee, the Managing Agents' fees, fees owing to PNC Securities Corp and any Issuing Letter of Credit Bank's fees) or amounts due from the Borrower hereunder to the Banks with respect to the Revolving Credit Loans, shall (except as provided in Section
3.4.2 [Illegality, Increased Costs; Deposits not Available], 4.4 [Voluntary Prepayments] or 4.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Revolving Credit Loans outstanding from each Bank and, if no such Revolving Credit Loans are then outstanding, in proportion to the Ratable Share of each Bank.

                  4.3 Interest Payment Dates.

                  Interest on Revolving Credit Loans to which the Revolving Credit Base Rate Option applies and on Swing Loans shall be due and payable in arrears on the first Business Day of each March, June, September and December after the date hereof and on the Expiration Date or upon acceleration of the Revolving Credit Notes. Interest on Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Revolving Credit Loans and, if any such Interest Period is longer than three Months, also on the last day of every third Month during such Interest Period. Without limitation on Section 4.4.1 interest on mandatory prepayments of principal under Section 4.5 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Revolving Credit Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

                  4.4 Voluntary Prepayments.

                       4.4.1 Right to Prepay.

                           The Borrower shall have the right at its option from
time to time to prepay the Revolving Credit Loans and Swing Loans in whole or part without premium or penalty (except as provided in Section 4.6):

                                    (i)   at any time with respect to any
                                          Revolving Credit Loan to which the
                                          Revolving Credit Base Rate Option
                                          applies or with respect to any Swing
                                          Loan,

                                    (ii)  on the last day of the applicable
                                          Interest Period with respect to
                                          Revolving Credit Loans to which a
                                          Revolving Credit Euro-Rate Option
                                          applies, and

                                    (iii) on the date specified in a notice by
                                          any Bank pursuant to Section 3.4.2
                                          [Euro-Rate Unascertainable] with
                                          respect to any Revolving Credit Loan
                                          to which a Revolving Credit Euro-Rate
                                          Option applies.

                  Whenever the Borrower desires to prepay any part of the Revolving Credit Loans, it shall provide a prepayment notice to the Administrative Agent not later than noon, Columbus, Ohio time on the Business Day prior to the date of prepayment of Revolving Credit Loans setting forth the following information (provided no notice from Borrower is required pursuant to subsection (iii) above):

                  (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                  (y) a statement indicating the application of the prepayment to the Revolving Credit Loans or Swing Loans; and

                  (z) the total principal amount of such prepayment, which shall not be less than $1,000,000.

                  All prepayment notices shall be irrevocable. The principal amount of the Revolving Credit Loans and Swing Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Revolving Credit Loans to which the Revolving Credit Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. If the Borrower prepays a Revolving Credit Loan pursuant to this section or prepays a Revolving Credit Loan pursuant to Section 4.5 but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Revolving Credit Loans to which the Revolving Credit Base Rate Option applies, then to Revolving Credit Loans to which the Revolving Credit Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 4.6.2.

         4.5 Mandatory Prepayments.

                  4.5.1 Sale of Assets.

                  Within five (5) Business Days of any sale of assets authorized by Section 7.2.7(iv), the Borrower shall make a mandatory prepayment of principal on the Revolving Credit Loans (together with accrued interest on such principal amount) equal to the lesser of (i) the extent that the aggregate after-tax net cash proceeds (including without limitation cash, as and when collected, pursuant to any notes or other securities received as consideration for such sale, transfer or lease), as reasonably estimated by the Borrower, of all such sales, transfers or leases on and after the date hereof are in excess of $ 25,000,000 or (ii) the amount of the outstanding Revolving Credit Loans and the Revolving Credit Commitment of each of the Banks shall each be reduced as provided in Section 2.4.2(i);

                    4.5.2 Prepayment from Proceeds of Equity or Subordinated Bridge Facility.

                  On June 15, 1996, the Borrower shall prepay the lesser of all outstanding Revolving Credit Loans or $100,000,000 from the proceeds of either
(i) the sale by the Company of its capital stock after the date hereof or (ii) the Company's borrowing under the Subordinated Bridge Facility; provided, however, that if in the reasonable discretion of the Managing Agents the sale referred to in (i) above is near completion, such prepayment shall be made on June 30, 1996. There shall be no reduction in the Revolving Credit Commitments in connection with these prepayments;

                       4.5.3 Payment to Reduce Revolving Credit Loans Made Pursuant to Section 2.9.4

                  In the event that the Banks have made Revolving Credit Loans to reimburse an Issuing Letter of Credit Bank with respect to disbursements under Letters of Credit that have not been reimbursed by the Borrower pursuant to Section 2.9.4 and the then Revolving Credit Loans exceed the lesser of (i) $450,000,000 or (ii) the Revolving Credit Commitments , the Borrower shall immediately pay to the Banks an amount which would reduce the Revolving Credit Loans to an amount which does not exceed the lesser of (i) $450,000,000 or (ii) the Revolving Credit Commitments. There shall be no reduction in the Revolving Credit Commitments in connection with these prepayments;

                       4.5.4 Payment to Reduce Revolving Credit Loans if Commitments are Reduced Pursuant to Section 2.4.2(ii)

                  In the event that the Commitments are permanently reduced pursuant to Section 2.4.2(ii), the Borrower shall immediately make a mandatory prepayment of principal on the Revolving Credit Loans to the extent that the Revolving Facility Usage exceeds the Commitments; and;

                       4.5.5 Application Among Interest Rate Options.

                  Unless the Borrower otherwise specifies in writing to the Administrative Agent prior to or simultaneously with such prepayment (in which case the funds shall be so applied) all prepayments required pursuant to this
Section 4.5 shall first be applied among the Interest Rate Options to the principal amount of the Revolving Credit Loans subject to the Revolving Credit Base Rate Option, and then to Revolving Credit Loans subject to a Revolving Credit Euro-Rate Option. In accordance with Section 4.6.2, the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Revolving Credit Loans subject to a Revolving Credit Euro-Rate Option on any day other than the last day of the applicable Interest Period.

                  4.6 Additional Compensation in Certain Circumstances.

                          4.6.1 Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

                     If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                              (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Revolving Credit Notes, the Revolving Credit Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Revolving Credit Notes (except for taxes on the overall net income of such Bank),

                              (ii) imposes, modifies or deems applicable any
                                   reserve, special deposit or similar
                                   requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                              (iii) imposes, modifies or deems applicable any
                                   capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Revolving Credit Notes or the making, maintenance or funding of any part of the Revolving Credit Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith and shall be binding upon the parties absent manifest error) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income or additional expense or reduced rates of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                                4.6.2 Indemnity.

                  In addition to the compensation required by Section 4.6.1 , the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Revolving Credit Loans subject to a Revolving Credit Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                          (i) payment, prepayment, conversion or renewal of any Revolving Credit Loan to which a Revolving Credit Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                          (ii) attempt by the Borrower to revoke (expressly, by
                               later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 or any notice relating to prepayments under Section 4.4, or

                          (iii) default by the Borrower in the performance or
                               observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

         If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable and shall be binding on the parties absent manifest error) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                       5. REPRESENTATIONS AND WARRANTIES

         5.1 Representations and Warranties.

         The Borrower represents and warrants to the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks and each of the Banks as follows:

                       5.1.1 Organization and Qualification.

                  Each Loan Party and each Subsidiary of any Loan Party is a corporation or partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of any Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of any Loan Party is listed on
Schedule 5.1.1 and duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary (except where the failure to be so licensed or qualified would not constitute a Material Adverse Change), and upon request of the Administrative Agent, the Borrower will promptly furnish a written list of every jurisdiction where each Subsidiary and Loan Party is so qualified.

                       5.1.2 Capitalization and Ownership.

                  The authorized capital stock of the Company consists of 90 million authorized shares of voting common stock, 48,044,742 of which were outstanding as of April 12, 1996 (referred to herein as the "Shares"); 8 million authorized shares of non-voting common stock, none of which are outstanding; and 2 million authorized shares of preferred stock, none of which are outstanding. All of the Shares have been validly issued and are fully paid and nonassessable.

                       5.1.3 Subsidiary Matters.

                  Other than as set forth on Schedule 5.1.3, each of the Company's Subsidiaries is directly or indirectly wholly owned by the Company and all of the issued and outstanding shares of capital stock of each such Subsidiary (referred to herein as the "Subsidiary Shares") are owned free and clear in each case of any Lien. All Subsidiary Shares have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any Subsidiary Shares except as indicated on Schedule 5.1.3.

                       5.1.4 Power and Authority.

                  Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

                       5.1.5 Validity and Binding Effect.

                  This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                       5.1.6 No Conflict.

                  Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws or other organizational documents of any Loan Party or
(ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it or any of its Subsidiaries is subject, or result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                       5.1.7 Litigation.

                  There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of any Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

                           5.1.8 Title to Properties.

                  Each Loan Party and each Subsidiary of any Loan Party has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                           5.1.9 Financial Statements.

                              (i)  Historical Statements. The Company has
                                   delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the end of the three fiscal years ended February 3, 1996 (the "Annual Statements" and the Annual Statements are sometimes collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Company's management, are correct and complete and fairly represent the consolidated financial condition of the Company and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied;

                              (ii) Financial Projections. The Company has
                                   delivered to the Administrative Agent
                                   financial projections of the Company and its Subsidiaries for fiscal years 1997, 1998 and 1999 derived from various assumptions of the Company's management (the "Financial Projections"). The Financial Projections reflect the reasonable expectations of the Company's management as of the Closing Date in light of the history of the business, present and foreseeable conditions and intentions of the Company's management, all based on the assumptions thereto. The Financial Projections accurately reflect the liabilities of the Company and its Subsidiaries incurred pursuant to the Loan

                                    Documents upon consummation of the
                                    transactions contemplated hereby as of the Closing Date; and

                              (iii) Accuracy of Financial Statements. Neither
                                    the Company nor any Subsidiary of the
                                    Company has any material liabilities,
                                    contingent or otherwise, or forward or
                                    long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Company or any Subsidiary of the Company which may cause a Material Adverse Change. Since February 3, 1996, no Material Adverse Change has occurred.

                       5.1.10 Margin Stock.

                  None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Revolving Credit Loan or issued Letter of Credit has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                       5.1.11 Full Disclosure.

                  Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of any Loan Party or Subsidiary of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

                       5.1.12 Taxes.

                  All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of any Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges shown to be owing pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                       5.1.13 Consents and Approvals.

                  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.13, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 5.1.13.

                       5.1.14 No Event of Default; Compliance with Instruments.

                  No event has occurred and is continuing and no condition exists now or will exist after giving effect to and as a result of the extensions of credit to be made on the Closing Date under the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, or other organizational documents or
(ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                       5.1.15 Patents, Trademarks, Copyrights, Licenses, Etc.

                  A Loan Party or a Subsidiary of a Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Borrower and its Subsidiaries taken as a whole, without known conflict by, or with the rights of, others.

                       5.1.16 Insurance.

                  The Borrower has delivered to the Administrative Agent a true and correct listing of the property and general liability insurance of the Borrower. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of any Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                       5.1.17 Compliance with Laws.

                  The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.22) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or currently anticipates it will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                       5.1.18 Material Contracts.

                  Schedule 5.1.18 lists all material contracts relating to the business operations of each Loan Party and each Subsidiary of any Loan Party, including all employee benefit plans and Labor Contracts. All such material contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. For purposes of this
Section 5.1.18 the term "material contracts" shall mean those contracts or other agreements which the Company would be required to file with the Securities and Exchange Commission pursuant to item 601(a)(10) of Regulation S-K promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934.

                       5.1.19 Investment Companies.

                  None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control".

                       5.1.20 Plans and Benefit Arrangements.

                  Except as set forth on Schedule 5.1.20:

                         (i) The Company and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Company, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Company or any other member of the ERISA Group. The Company and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Company and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA;

                         (ii) To the best of each Loan Parties' knowledge, each
                              Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due;

                         (iii) Neither the Company nor any other member of the
                              ERISA Group has instituted or intends to institute proceedings to terminate any Plan;

                         (iv) No event requiring notice to the PBGC under
                              Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan;

                         (v) The aggregate accumulated benefit obligations determined in accordance with GAAP as of the end of the most recent calendar year for all Plans does not exceed by more than $8 million the fair market value of all assets of the Plans;

                         (vi) Neither the Company nor any other member of the
                              ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Company nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Company, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA;

                         (vii) To the extent that any Benefit Arrangement is
                              insured, the Company and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Company and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date; and

                         (viii) All Plans, Benefit Arrangements and
                              Multiemployer Plans have been administered in accordance with their terms and applicable Law.

                       5.1.21 Employment Matters.

                  Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change.

                          5.1.22 Environmental Matters.

                   Except as disclosed on Schedule 5.1.22:

                              (i) Except for notices which could reasonably relate to a Material Adverse Change, none of the Loan Parties or any Subsidiaries of any Loan Party has received any Environmental Complaint from any Official Body or private Person alleging that such Loan Party or Subsidiary or any prior or subsequent owner of any Property is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., and none of the Loan Parties has any reason to believe that such an Environmental Complaint might be received. There are no pending or, to any Loan Party's knowledge, threatened Environmental Complaints relating to any Loan Party or any Subsidiary of any Loan Party or, to any Loan Party's knowledge, any prior or subsequent owner of any Property pertaining to, or arising out of, any Environmental Conditions which could reasonably result in a Material Adverse Change,

                              (ii)  Except for Environmental Conditions,
                                    violations or failures which individually and in the aggregate are not reasonably likely to result in a Material Adverse Change, there are no circumstances at, on or under any Property that constitute a breach of or non-compliance with any of the Environmental Laws, and there are no past or present Environmental Conditions at, on or under any Property or, to any Loan Party's knowledge, at, on or under adjacent property, that prevent compliance with the Environmental Laws at any Property,

                              (iii) Neither any Property nor any structures,
                                    improvements, equipment, fixtures,
                                    activities or
                                    facilities thereon or thereunder contain or use Regulated Substances, except in compliance with Environmental Laws, which could reasonably result in a Material Adverse Change. There are no processes, facilities, operations, equipment or other activities at, on or under any Property, or, to any Loan Party's knowledge, at, on or under adjacent property, that currently result in the release or threatened release of Regulated Substances onto any Property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws or are not likely to result in a Material Adverse Change,

                              (iv) There are no aboveground storage tanks, underground storage tanks or underground piping associated with such tanks, used for the management of Regulated Substances at, on or under any Property that (a) do not have, to the extent required by Environmental Laws, a full operational secondary containment system in place, and
                                    (b) are not otherwise in compliance with all Environmental Laws, except in any case where such would not result in a Material Adverse Change. There are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under any Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on any Property that is not in compliance with Environmental Laws, except in any case where such would not result in a Material Adverse Change,

                              (v) The applicable Loan Party or a Subsidiary of a Loan Party has all permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of the business of the Borrower and its Subsidiaries taken as a whole, except in any case where the failure to so have would not result in a Material Adverse Change. Each Loan Party and each Subsidiary of a Loan Party has submitted all notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on any Property, except in any case where the failure to so submit would not result in a Material Adverse Change, and

                              (vi) Except for violations which individually and in the aggregate are not likely to result in a Material Adverse Change, all past and present on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances at, on, or under any Property and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances have been done in accordance with the Environmental Laws.

                       5.1.23 Senior Debt Status.

                  The Obligations of each Loan Party under this Agreement, the Revolving Credit Notes, the Master Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens and, if the Acquisition closes, will rank senior in priority of payment to the Seller Note and to the Subordinated Bridge Financing. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

         5.2 Subsidiaries Other than Material Subsidiaries.

                  The breach of any of the representations and warranties contained in Section 5.1 with respect to a Subsidiary of the Borrower other than a Material Subsidiary shall not be deemed to breach such representation or warranty unless such breach constitutes a Material Adverse Change.

         5.3 Acquisition Closing.

         In the event that the Acquisition closes, the Borrower shall be deemed to have remade all of the representations and warranties to the Administrative Agent, the Managing Agents, the Syndication Agent, the Issuing Letter of Credit Banks and each of the Banks as of the time of the closing of the Acquisition and after giving effect to the Acquisition including each of Kay-Bee Center, Inc. and its subsidiaries becoming a Subsidiary of the Borrower.

         5.4 Updates to Schedules.

                  Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the applicable Loan Parties shall promptly provide to the Managing Agents in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update (other than the amendments and updates contained in the Schedules delivered on the Closing Date or on or as of the date of the closing of the Acquisition which give effect to the consummation of the Acquisition if the Acquisition closes and which shall be deemed to have amended and updated the Schedules if the closing of the Acquisition occurs as of the closing of the Acquisition), nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule, which decision to accept or not must be communicated to the Borrower promptly.

                            6. CONDITIONS OF LENDING

                  The obligation of each Bank to make Revolving Credit Loans and of the Issuing Letter of Credit Banks to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Revolving Credit Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

         6.1 First Revolving Credit Loans.

         On the Closing Date:

                       6.1.1 Officer's Certificate.

                  The representations and warranties of each of the Loan Parties contained in Article 5 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential

Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of the Borrower, the Company and each of the Material Subsidiaries, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of such Person, to each such effect (provided that the certificate which gives effect to the closing of the Acquisition shall be delivered in escrow pending the closing of the Acquisition).

                       6.1.2 Secretary's Certificate.

                  There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Company, the Borrower and each Material Subsidiary, certifying as appropriate as to:

                         (i) all action taken by such Loan Party in connection with this Agreement and the other Loan Documents;

                         (ii) the names of the officer or officers authorized to
                              sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

                         (iii) copies of its organizational documents, including
                              its certificate of incorporation and bylaws as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized or qualified to do business;

provided that the certificate which gives effect to the closing of the Acquisition shall be delivered in escrow pending the closing of the Acquisition.

                       6.1.3 Delivery of Loan Documents.

                  The Loan Documents shall been executed and delivered to the Administrative Agent for the benefit of the Banks (provided that the Loan Documents to which

Kay Bee Center, Inc. is a party shall be delivered in escrow pending the closing of the Acquisition).

                       6.1.4 Delivery of Certain Other Financing Documents.

                  The Subordinated Bridge Financing shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Managing Agents, into escrow pending the closing of the Acquisition and upon such closing shall be in full force and effect, and true and correct copies thereof shall have been delivered to the Administrative Agent.

                       6.1.5 Opinion of Counsel.

                  There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of Benesch, Friedlander, Coplan & Aronoff P.L.L. and of Albert J. Bell, Esq. counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Managing Agents and their counsel as to the matters set forth in Exhibit 6.1.5 (provided that opinions which give effect to the closing of the Acquisition shall be delivered immediately following the Acquisition).

                       6.1.6 Legal Details.

                  All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Managing Agents and their counsel, and the Managing Agents shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Managing Agents and said counsel, as the any of the Managing Agents or said counsel may reasonably request.

                       6.1.7 Payment of Fees.

                  The Borrower shall have paid or caused to be paid to the Administrative Agent for itself and for the account of the Banks to the extent not previously paid all commitment and other fees accrued through the Closing Date and the costs and expenses for which the Documentation Agent, the Administrative Agent and the Banks are entitled to be reimbursed. The Borrower shall have paid or caused to be paid all unpaid fees owing to PNC Securities Corp under that certain engagement letter dated March 25, 1996 between PNC Securities Corp and Company.

                       6.1.8 Acquisition.

                  All instruments and documents necessary to close the Acquisition pursuant to the Stock Purchase Agreement on terms and conditions satisfactory to the Managing Agents

(with no amendment or modification having been made to the Stock Purchase Agreement nor the Company or the Borrower having waived any rights thereunder, except for minor matters reasonably needed to consummate the Acquisition) shall have been delivered into escrow pending the closing of the Acquisition.

                       6.1.9 Consents.

                  All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.13 shall have been obtained.

                       6.1.10 Officer's Certificate Regarding MACs.

                  Since February 3, 1996 (i) no Material Adverse Change shall have occurred and (ii) there shall have been no material change in the management of the Company or the Borrower (except as disclosed to the Banks in a writing referencing this provision); and there shall have been delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower and the Company to each such effect.

                       6.1.11 No Violation of Laws.

                  The making of the Revolving Credit Loans and issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

                       6.1.12 No Actions or Proceedings.

                  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Managing Agents' sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

                       6.1.13 Insurance Policies; Certificates of Insurance.

                  The Borrower shall have delivered to the Administrative Agent upon its request evidence acceptable to the Administrative Agent that adequate insurance in compliance with Section 7.1.3 is in full force and effect and that all premiums then due thereon have been paid, together with if requested by the Administrative Agent a certified copy of each Loan Party's casualty insurance policy or policies.

                       6.1.14 Termination of Existing Bank Facility.

                  The Borrower shall have terminated the Existing Bank Facility and paid all amounts owed thereunder.

                  6.2 Each Additional Revolving Credit Loan.

                  At the time of making any Revolving Credit Loans or Swing Loans or issuance of any Letters of Credit other than Revolving Credit Loans made or Letters of Credit deemed issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Article 5 and in the other Loan Documents shall be true on and as of the date of such additional Revolving Credit Loan or Swing Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Revolving Credit Loans or Swing Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Administrative Agent or the Issuing Letter of Credit Bank, a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                    7. COVENANTS

                  7.1 Affirmative Covenants.

                  The Borrower covenants and agrees that until payment in full of the Revolving Credit Loans and Reimbursement Obligations and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Revolving Credit Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

                                7.1.1 Preservation of Existence, Etc.


                         The Company, the Borrower and, except as permitted by
Section 7.2.6, each Material Subsidiary shall maintain its corporate existence and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where the failure to be so licensed or qualified would not result in a Material Adverse Change.

                                7.1.2 Payment of Liabilities, Including Taxes, Etc.

                         Each Loan Party shall, and shall cause each of its
Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Loan Parties and their Subsidiaries taken as a whole, provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor unless and as long as such proceedings are stayed.

                                7.1.3 Maintenance of Insurance.

                         Each Loan Party shall, and shall cause each of its
Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Documentation Agent. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance required to be maintained by this Agreement and the other Loan Documents, and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties.

                                7.1.4 Maintenance of Properties and Leases.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those material properties necessary to its business, and from time to time, such Loan Party or such Subsidiary will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                                7.1.5 Maintenance of Patents, Trademarks, Etc.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                                7.1.6 Visitation Rights.

                         Each Loan Party shall, and shall cause each of its
Subsidiaries to, permit any of the officers or authorized employees or representatives of the Documentation Agent, the Administrative Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection.

                                7.1.7 Keeping of Records and Books of Account.

                         The Company shall, and shall cause each Subsidiary of
the Company including the Borrower to, maintain and keep proper books and records which enable the Company and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Company or any Subsidiary of the Company, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                                7.1.8 Plans and Benefit Arrangements.

                         The Company shall, and shall cause each other member of
the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Company shall cause all of its Plans and all Plans maintained by any other member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each other member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                                7.1.9 Compliance with Laws.

                         Each Loan Party shall, and shall cause each of its
Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                                7.1.10 Use of Proceeds.

                         The Borrower will use the Letters of Credit and the
proceeds of the Revolving Credit Loans only for lawful purposes in accordance with Section 2.8 and such uses shall not contravene any applicable Law or any other provision hereof.

                                7.1.11 Interest Rate Protection.

                           In the event that the Borrower borrows the $100
million loan pursuant to the Subordinated Bridge Financing, the Borrower shall have entered into an interest rate protection agreement with a financial institution acceptable to the Borrower and the Managing Agents with such terms and conditions as shall be acceptable to the Managing Agents and the Borrower (the "Interest Rate Protection Agreement"). Documentation for the Interest Rate Protection Agreement shall be in a standard International Swap Dealer Association agreement.

                                7.1.12 Subordination of Intercompany Loans.

                         Each Loan Party shall cause any Intercompany Loans owed
by any Loan Party to any other Loan Party or Subsidiary of a Loan Party to be subordinated pursuant to the terms of the Master Intercompany Subordination Agreement.

                                7.1.13 Retirement of Private Placement Notes.

                         The Company on or before August 1, 1996 shall
irrevocably pay and discharge the Senior Notes and all Indebtedness relating to the Senior Notes.

                  7.2      Negative Covenants.

                  The Borrower covenants and agrees that until payment in full of the Revolving Credit Loans and Reimbursement Obligations and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Revolving Credit Commitments, the Loan Parties shall comply with the following negative covenants:

                                7.2.1 Indebtedness.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                                       (i)     Indebtedness under the Loan
                                               Documents;

                                       (ii)    existing Indebtedness as set
                                               forth on Schedule 7.2.1
                                               (including any extensions or
                                               renewals thereof, provided there
                                               is no increase in the amount
                                               thereof or imposition of
                                               additional material obligations
                                               therein unless otherwise
                                               specified on Schedule 7.2.1;


                                       (iii)   capitalized and operating leases
                                               as and to the extent not
                                               prohibited by Section 7.2.15;

                                       (iv)    Indebtedness which is
                                               subordinated in accordance with
                                               the provisions of Section 7.1.12;

                                       (v)     Indebtedness secured by Purchase
                                               Money Security Interests not
                                               exceeding $10,000,000;

                                       (vi)    Indebtedness of a Loan Party to
                                               another Loan Party;

                                       (vii)   the Seller Note;

                                       (viii)  the Subordinated Bridge Financing
                                               (including any refinancings
                                               thereof permitted under Section
                                               7.2.22) to the extent not repaid
                                               from the net proceeds of the
                                               sales of any capital stock of the
                                               Company;

                                       (ix)    Indebtedness in connection with
                                               interest rate agreements as
                                               referenced in Section 7.1.11;

                                       (x)     Indebtedness permitted under
                                               Section 7.2.3; and

                                       (xi)    any other Indebtedness (excluding
                                               Indebtedness relating to
                                               documentary letters of credit)
                                               not referenced above which does
                                               not exceed in the aggregate
                                               $25,000,000.

                                7.2.2 Liens.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, (i) at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens or (ii) at any time agree, directly or indirectly, with respect to any asset material to the Borrower and its Subsidiaries taken as a whole to any restriction (including without limitation on the foregoing any requirement to grant a third Person a Lien in the event that the Banks are granted a Lien) on the granting or conveying of Liens to the Banks.

                                7.2.3 Guaranties.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for Guaranties of Indebtedness of the Loan Parties permitted hereunder; provided, however, that no Subsidiary of the Borrower shall guaranty the Seller Note or any obligations to

Melville Corporation arising in connection with the Acquisition and that any Guaranties of the Subordinated Bridge Financing shall be subordinated on terms satisfactory to the Managing Agents to the Subsidiary Guaranties.

                                7.2.4 Loans and Investments.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except as set forth on Schedule 7.2.4 and:

                                       (i)     trade credit extended on usual
                                               and customary terms in the
                                               ordinary course of business;

                                       (ii)    advances to employees to meet
                                               expenses incurred by such
                                               employees in the ordinary course
                                               of business;

                                       (iii)   Permitted Investments;

                                       (iv)    loans, advances and investments
                                               in other Loan Parties and
                                               Subsidiaries of Loan Parties; and

                                       (v)     Indebtedness permitted by Section
                                               7.2.1, liquidations, mergers,
                                               consolidations and acquisitions
                                               permitted by Section 7.2.6, and
                                               capital expenditures permitted by
                                               Section 7.2.15.

                                       (vi)    Investments other than those set
                                               forth hereinabove not to exceed
                                               $10,000,000.

                                7.2.5 Dividends and Related Distributions.

                         Except as provided herein, each of the Loan Parties
shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock or partnership interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor) or partnership interests, except dividends or other distributions payable to another Loan Party. The Company may declare and pay dividends on its capital stock which are payable solely in shares of its capital stock or other equity interests of the

Company. The Company may make purchases and redemptions of its capital stock pursuant to existing plans provided that the aggregate of all such purchases does not exceed $10,000,000.

                                7.2.6 Liquidations, Mergers, Consolidations,
                                Acquisitions.

                         Except as permitted by Section 7.2.7 each of the Loan
Parties shall not, and shall not permit any of the Company, the Borrower and the Material Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that any Loan Party other than the Borrower and the Company may consolidate, liquidate, dissolve or merge into, or acquire, another Loan Party which is wholly-owned, directly or indirectly, by the Company and that the Borrower may acquire Kay-Bee Center, Inc. and its subsidiaries pursuant to and otherwise consummate the Acquisition.

                                7.2.7 Dispositions of Assets or Subsidiaries.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary of such Loan Party), except:

                                       (i)     transactions involving the sale
                                               of inventory in the ordinary
                                               course of business;

                                       (ii)    any sale, transfer or lease of
                                               assets in the ordinary course of
                                               business which are no longer
                                               necessary or required in the
                                               conduct of such Loan Party's or
                                               such Subsidiary's business;

                                       (iii)   any sale, transfer or lease of
                                               assets by any wholly owned
                                               Subsidiary of such Loan Party to
                                               another Loan Party;

                                       (iv)    any sale, transfer or lease of
                                               assets, other than those
                                               specifically excepted pursuant to
                                               clauses (i) through (iii) above
                                               or clauses (v) and (vi)below,
                                               provided that the aggregate
                                               after-tax net cash proceeds
                                               (including without limitation
                                               cash, as and when collected,
                                               pursuant to any notes or other
                                               securities received as
                                               consideration for such sale,
                                               transfer or lease) of all such
                                               sales, transfers or leases on and
                                               after the date hereof (as
                                               reasonably estimated by the

                                               Borrower) in excess of $
                                               25,000,000 shall be applied as a
                                               mandatory prepayment of the
                                               Revolving Credit Loans in
                                               accordance with the provisions of
                                               Section 4.5.1;

                                       (v)     any sale or transfer by the
                                               Company of the capital stock or
                                               other equity interests of the
                                               Company; and

                                       (vi)    cash payments pursuant to
                                               transactions not prohibited
                                               hereunder.

                                7.2.8 Affiliate Transactions.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, enter into or carry out any transaction with any of its Affiliates (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person other than a Loan Party) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions (including without limitation employment arrangements with any Executive Officer of the Borrower and its Subsidiaries) which are fully disclosed to the Administrative Agent and is in accordance with all applicable Law.

                                7.2.9 Subsidiaries, Partnerships and Joint
                                Ventures.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary acquired or formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section
10.18. Each of the Loan Parties shall not become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture other than (i) solely with other Loan Parties; (ii) as permitted by Section 7.2.4; (iii) for the acquisition of inventory; and (iv) for transactions which when aggregated do not exceed $10,000,000, except that the Loan Parties may be general or limited partners in other Loan Parties.

                                7.2.10 Continuation of or Change in Business.

                         Each of the Company and the Borrower shall not, and
shall not permit any of its Subsidiaries to, engage in any business other than wholesale and retail sale of general merchandise, substantially as conducted and operated by the Company, the Borrower and their Subsidiaries, and, if the Acquisition is consummated, as conducted and operated by Kay-Bee Center, Inc. and its Subsidiaries, during the present fiscal year.

                                7.2.11 Plans and Benefit Arrangements.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to:

                                       (i)     fail to satisfy the minimum
                                               funding requirements of ERISA and
                                               the Internal Revenue Code with
                                               respect to any Plan where such
                                               would result in a Material
                                               Adverse Change;

                                       (ii)    request a minimum funding waiver
                                               from the Internal Revenue Service
                                               with respect to any Plan;

                                       (iii)   engage in a Prohibited
                                               Transaction with any Plan,
                                               Benefit Arrangement or
                                               Multiemployer Plan which, alone
                                               or in conjunction with any other
                                               circumstances or set of
                                               circumstances resulting in
                                               liability under ERISA, would
                                               constitute a Material Adverse
                                               Change;

                                       (iv)    permit, as of the end of any
                                               calendar year, the aggregate
                                               accumulated benefit obligations
                                               determined in accordance with
                                               GAAP for all Plans to exceed by
                                               more than $8 million the fair
                                               market value of all assets of the
                                               Plans;

                                       (v)     fail to make when due any
                                               contribution to any Multiemployer
                                               Plan that the Borrower or any
                                               member of the ERISA Group may be
                                               required to make under any
                                               agreement relating to such
                                               Multiemployer Plan, or any Law
                                               pertaining thereto where such
                                               would result in a Material
                                               Adverse Change;

                                       (vi)    withdraw (completely or
                                               partially) from any Multiemployer
                                               Plan or withdraw (or be deemed
                                               under Section 4062(e) of ERISA to
                                               withdraw) from any Multiple
                                               Employer Plan, where any such
                                               withdrawal is likely to result in
                                               a material liability of the
                                               Borrower or any member of the
                                               ERISA Group;

                                       (vii)   terminate, or institute
                                               proceedings to terminate, any
                                               Plan, where such termination is
                                               likely to result in a
                                               material liability to the
                                               Borrower or any member of the
                                               ERISA Group;

                                       (viii)  make any amendment to any Plan
                                               with respect to which security is
                                               required under Section 307 of
                                               ERISA; or

                                       (ix)    fail to give any and all notices
                                               and make all disclosures and
                                               governmental filings required
                                               under ERISA or the Internal
                                               Revenue Code, where such failure
                                               is likely to result in a Material
                                               Adverse Change.

                                7.2.12 Fiscal Year.

                         The Company shall not, and shall not permit any
Subsidiary of the Company to, change its fiscal year from the fifty-two/fifty-three week fiscal year beginning on the Sunday closest to February 1, and ending on the Saturday closest to February 1 of each year.

                                7.2.13 Issuance of Stock.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof other than to another Loan Party or Subsidiary of a Loan Party; provided, however, that nothing contained herein shall prohibit the Company from issuing shares of its capital stock or other equity interests of the Company.

                                7.2.14 Changes in Organizational Documents.

                         Except as permitted by Section 7.2.6, each of the Loan
Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws or other organizational documents without providing at least five (5) calendar days' prior written notice to the Administrative Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Required Banks in their sole discretion, obtaining the prior written consent of the Required Banks.

                                7.2.15 Capital Expenditures and Leases.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, make any payments or incur any obligation on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease under GAAP if the aggregate of such payments and incurred obligations together with all other similar payments and incurred obligations made during such fiscal year would exceed the amount set forth below for such fiscal year:

                                       Maximum Consolidated
   Fiscal Year Ending                  Capital Expenditures
   ------------------                  --------------------
     February 1, 1997                      $110,000,000

     January 31, 1998                      $100,000,000
    and each fiscal year
         thereafter

                         To the extent that the Consolidated Capital
Expenditures for any given fiscal year are less than the maximum amount permitted for such fiscal year, the next succeeding fiscal year's maximum Consolidated Capital Expenditures shall be increased by such difference.

                                7.2.16 Minimum Fixed Charge Coverage Ratio.

                         The Loan Parties shall not permit at any time the Fixed
Charge Coverage Ratio, calculated as of the end of each fiscal quarter ending nearest the date set forth below to be less than the following minimum Fixed Charge Coverage Ratio:

                                                     Minimum Fixed Charge
       Fiscal Quarter Ending nearest:                   Coverage Ratio
       ------------------------------                --------------------
               July 31, 1996                                 1.25

              October 31, 1996                               1.25

              January 31, 1997                               1.50

               April 30, 1997                                1.50

               July 31, 1997                                 1.50

              October 31, 1997                               1.50

              January 31, 1998                               1.60



                                      -70-

               April 30, 1998                                1.60

               July 31, 1998                                 1.60

              October 31, 1998                               1.60

         All Quarters subsequent to
              October 31, 1998                               1.70

                                7.2.17 Total Indebtedness to Total
                                Capitalization Ratio.

                         The Loan Parties shall not permit at any time the ratio
of (i) the sum of (A) Indebtedness of the Company and its Subsidiaries determined and consolidated in accordance with GAAP plus (B) the product of four times the Consolidated Rentals, to (ii) the sum of (A) Indebtedness of the Company and its Subsidiaries determined and consolidated in accordance with GAAP plus (B) the product of four times the Consolidated Rentals plus (C) the stockholders equity of the Company and its Subsidiaries determined and consolidated in accordance with GAAP, to be greater than the following maximum permitted percentage:

       Fiscal Quarter Ending nearest:              Maximum Permitted Percentage
       ------------------------------              ----------------------------

               July 31, 1996                                  67.5%

              October 31, 1996                                72.5%

              January 31, 1997                                62.5%

               April 30, 1997                                 67.5%

               July 31, 1997                                  70.0%

              October 31, 1997                                72.5%

              January 31, 1998                                60.0%

               April 30, 1998                                 65.0%


                                      -71-

               July 31, 1998                                  67.5%

              October 31, 1998                                70.0%

          All Quarters subsequent to
              October 31, 1998                                57.5%

                                7.2.18 Minimum Tangible Net Worth.

                         The Loan Parties shall not permit at any time
Consolidated Tangible Net Worth to be less than the Base Tangible Net Worth.

                                7.2.19 Minimum Working Capital Ratio.

                  The Loan Parties shall not permit at the end of any fiscal quarter of the Company the ratio of (i) the sum of Company's and its Subsidiaries' (A) cash and cash equivalents, (B) accounts receivable net of bad debt reserves plus (C) inventory net of any reserves, in each case as determined and consolidated in accordance with GAAP, to (ii) the sum of (A) the Revolving Credit Loans plus (B) the Company's and its Subsidiaries' accounts payable as determined and consolidated in accordance with GAAP plus (C) the Company's and its Subsidiaries other current liabilities as determined and consolidated in accordance with GAAP to be less than 1.15 to 1.00.

                                7.2.20 Amendments to Certain Documents.

                         The Loan Parties shall not (i) enter into the
Subordinated Bridge Financing other than in the form thereof delivered on the Closing Date to the Administrative Agent or issue the Seller Note or enter into the indenture pursuant to which the Seller Note is to be issued from the form thereof delivered to the Administrative Agent on the Closing Date, or (ii) if the Acquisition closes, the Subordinated Bridge Financing is entered into and the Seller Note issued under the related indenture, permit, without the prior written consent of the Required Banks, any amendment, waiver or modification to the Subordinated Bridge Financing, the Stock Purchase Agreement, the Seller Note and the indenture pursuant to which the Seller Note is issued, or any other document or instrument delivered in connection with any of the foregoing except for amendments, waivers or modifications to provisions other than those which subordinate the Subordinated Bridge Financing and the Seller Note to the Obligations and which amendments, waivers or modifications do not change or otherwise affect the terms of such agreements or instruments in a material manner .

                                7.2.21 Outstanding Revolving Credit Loans.

                         The Loan Parties shall not permit the Revolving Credit
Loans to exceed $75,000,000 for not less than thirty (30) consecutive calendar days during the period commencing with December 1 of each calendar year and ending on February 1 of the succeeding calendar year.

                                7.2.22 No Prepayment of Subordinated Debt.

                         If the Acquisition is closed, the Loan Parties shall
not (i) permit the prepayment prior to maturity, directly or indirectly (including without limitation on the foregoing any purchase of one or more of the notes issued thereunder or any interest or participation in any such notes), of any principal of the $100 million loan made pursuant to the Subordinated Bridge Financing (or the prepayment prior to maturity of the principal of any subordinated indebtedness issued pursuant to refinancings thereof permitted by clause (y) below) except to the extent (x) of and using the net proceeds from any sales of capital stock or other equity interests of the Company which is not mandatorily redeemable at the option of the holder thereof (including debt instruments which are convertible to such capital stock or such other equity interests and are so converted) and (y) of and using the net proceeds from any incurrence of Indebtedness which is subordinated to the same extent and manner as the Subordinated Bridge Financing is subordinated to the Obligations and which has a maturity extending beyond the Expiration Date, in each case to Persons other than the Company and direct or indirect Subsidiaries of the Company, and, provided, in the case of clauses (x) and (y) above, that at the time of such sale or incurrence that no Event of Default or Potential Default has occurred and is continuing or (ii) permit the payment, directly or indirectly (including without limitation on the foregoing any purchase of one or more of the notes issued thereunder or any interest or participation in any such notes), of any principal of the Seller Note (provided that this provision shall not prohibit transfers by any holder or holders of the Seller Note to Persons other than the Company and direct or indirect Subsidiaries of the Company).

                                7.2.23 Inventory Purchases.

                         The Loan Parties shall not permit (i) any material
amount of inventory to be purchased by any Person other than the Borrower and the Material Subsidiaries or (ii) any Loan Party or any Subsidiary of a Loan Party, other than the Borrower and the Material Subsidiaries, to be obligated directly or indirectly to any Person other than a Loan Party with respect to any material amount of purchased inventory.

                                7.2.24 Acquisition Closing.

                         The Loan Parties shall not permit the Acquisition to
close unless (i) such closing is pursuant to and in accordance with the terms and conditions of the Stock Purchase Agreement with no amendment or modification having been made to or term or condition waived in the Stock Purchase Agreement, except for minor matters reasonably needed to consummate the Acquisition and except as may be approved by the Managing Agents, (ii) the Seller Note is issued and (iii) the Subordinated Bridge Financing has become effective pursuant to Section 3.01 thereof.

                  7.3    Reporting Requirements.

                         The Borrower covenants and agrees that until payment in
full of the Revolving Credit Loans and Reimbursement Obligations and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Revolving Credit Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

                                7.3.1 Quarterly Financial Statements.

                         As soon as available and in any event within forty-five
(45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of the Company, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP and as to fairness of presentation, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. Wherever referenced in this Section 7, the term "consolidating" is limited to consolidating information on a basis consistent with current accounting practices of the Company.

                                7.3.2 Annual Financial Statements.

                         As soon as available and in any event within ninety
(90) days after the end of each fiscal year of the Company, consolidated and consolidating financial statements of the Company consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and with respect to the consolidated statements, certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents, together with a letter of such accountants substantially to the effect that, based upon their ordinary and customary examination of the affairs of the Company, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 7.3.3 with respect to such financial statements.

                                7.3.3 Certificate of the Borrower.

                         Concurrently with the financial statements of the
Company furnished to the Administrative Agent and to the Banks pursuant to Sections 7.3.1 and 7.3.2, a certificate of the Borrower and the Company signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower and the Company, in the form of Exhibit 7.3.3, to the effect that, except as described pursuant to Section 7.3.4, (i) the representations and warranties contained in Article 5 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2 and to compute the Fixed Charge Coverage Ratio.

                                7.3.4 Notice of Default.

                         Promptly after any officer of any Loan Party has
learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of

Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                                7.3.5 Notice of Litigation.

                         Promptly after the commencement thereof, notice of all
actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which involve a claim or series of uninsured claims (provided that a claim shall be deemed to be uninsured unless the insurance company is a reputable insurance company and has acknowledged that the claim is covered by the applicable insurance policy without any reservation to challenge the applicability thereof) in excess of $10,000,000 or which if adversely determined would constitute a Material Adverse Change.

                                7.3.6 Certain Events.

                           Written notice:

                                       (i)     at least five (5) Business Days
                                               prior thereto, with respect to
                                               any proposed sale or transfer of
                                               assets pursuant to Section
                                               7.2.7(iv) which exceed $25
                                               million,

                                       (ii)    within the time limits set forth
                                               in Section 7.2.14, any amendment
                                               to the organizational documents
                                               of any Loan Party, and

                                       (iii)   promptly of any notice received
                                               by the Company, the Borrower or
                                               any Subsidiary of the Company
                                               that the Borrower can not or may
                                               not be able to borrow under the
                                               Subordinated Bridge Financing.

                                7.3.7 Budgets, Forecasts, Other Reports and
                                Information.

                         Promptly upon their becoming available to any Loan
Party:

                                       (i)     the consolidated annual budget of
                                               the Company , to be supplied not
                                               later than the earlier of (i)
                                               ninety (90) days following the
                                               end of each fiscal year or (ii)
                                               two (2) Business Days following
                                               the date on which the Board of
                                               Directors of the Company approves
                                               such annual budget;

                                       (ii)    any reports including management
                                               letters submitted to the Company
                                               or the Borrower by independent
                                               accountants in connection with
                                               any annual, interim or special
                                               audit;

                                       (iii)   any reports, notices or proxy
                                               statements generally distributed
                                               by the Company to its
                                               stockholders on a date no later
                                               than the date supplied to such
                                               stockholders;

                                       (iv)    regular or periodic reports,
                                               including Forms 10-K, 10-Q and
                                               8-K, registration statements and
                                               prospectuses, as may be filed by
                                               the Company with the Securities
                                               and Exchange Commission;

                                       (v)     a copy of any order in any
                                               proceeding to which the Company,
                                               the Borrower or any of its
                                               Subsidiaries is a party issued by
                                               any Official Body; and

                                       (vi)    such other reports and
                                               information as any of the Banks
                                               may from time to time reasonably
                                               request. The Loan Parties shall
                                               also notify the Banks promptly of
                                               the enactment or adoption of any
                                               Law which may result in a
                                               Material Adverse Change.

                                7.3.8  Notices Regarding Plans and Benefit
                                       Arrangements.

                                       7.3.8.1 Certain Events.

                         Promptly upon becoming aware of the occurrence thereof,
notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                                       (i)     any Reportable Event with respect
                                               to the Company or any other
                                               member of the ERISA Group
                                               (regardless of whether the
                                               obligation to report said
                                               Reportable Event to the PBGC has
                                               been waived),

                                       (ii)    any Prohibited Transaction which
                                               could subject the Company or any
                                               other member of the ERISA Group
                                               to a civil penalty assessed
                                               pursuant to Section 502(i) of
                                               ERISA or a tax imposed by Section
                                               4975 of the Internal Revenue Code
                                               in connection with any Plan, any
                                               Benefit Arrangement or any trust
                                               created thereunder,

                                       (iii)   any assertion of material
                                               withdrawal liability with respect
                                               to any Multiemployer Plan,

                                       (iv)    any partial or complete
                                               withdrawal from a Multiemployer
                                               Plan by the Company or any other
                                               member of the ERISA Group under
                                               Title IV of ERISA (or assertion
                                               thereof), where such withdrawal
                                               is likely to result in material
                                               withdrawal liability,

                                       (v)     any cessation of operations (by
                                               the Company or any other member
                                               of the ERISA Group) at a facility
                                               in the circumstances described in
                                               Section 4063(e) of ERISA,

                                       (vi)    withdrawal by the Company or any
                                               other member of the ERISA Group
                                               from a Multiple Employer Plan,

                                       (vii)   a failure by the Company or any
                                               other member of the ERISA Group
                                               to make a payment to a Plan
                                               required to avoid imposition of a
                                               Lien under Section 302(f) of
                                               ERISA,

                                       (viii)  the adoption of an amendment to a
                                               Plan requiring the provision of
                                               security to such Plan pursuant to
                                               Section 307 of ERISA, or

                                       (ix)    any change in the actuarial
                                               assumptions or funding methods
                                               used for any Plan, where the
                                               effect of such change is to
                                               materially increase or materially
                                               reduce the unfunded benefit
                                               liability or obligation to make
                                               periodic contributions.

                                               7.3.8.2 Notices of Involuntary
                                               Termination and Annual Reports.

                         Promptly after receipt thereof, copies of (a) all
notices received by the Company or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Company or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Company or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Company or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Company or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                                               7.3.8.3 Notice of Voluntary
                                               Termination.

                         Promptly upon the filing thereof, copies of any Form
5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.


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                                      8.     DEFAULT

                  8.1 Events of Default.

                  An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                                8.1.1 Payments Under Loan Documents.

                         The Borrower shall fail to pay when due any principal
of any Revolving Credit Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) or any Reimbursement Obligations or shall fail to pay within three (3) Business Days when due any interest on any Revolving Credit Loan or on any Reimbursement Obligations or any other amount owing hereunder or under the other Loan Documents after such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

                                8.1.2 Breach of Warranty.

                         Any representation or warranty made or deemed made at
any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or deemed made or furnished;

                                8.1.3 Breach of Negative Covenants.

                         Any of the Loan Parties shall default in the observance
or performance of any covenant contained in Section 7.2;

                                8.1.4 Breach of Other Covenants.

                         Any of the Loan Parties shall default in the observance
or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of ten (10) Business Days after any Executive Officer of the Borrower or the Company becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Managing Agents in their sole discretion);

                                8.1.5 Defaults in Other Agreements or
                                Indebtedness.

                         If (i) the Acquisition closes and an event occurs prior
to the making of the $100 million loan under the Subordinated Bridge Financing which permits the lenders thereunder to refuse to make the $100 million loan provided for therein to the Borrower or (ii) the $100 million dollar loan is made under the Subordinated Bridge Financing and not refinanced as


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
permitted by Section 7.2.22 and either (x) the Required Banks believe in their sole discretion two Business Days prior to the Maturity Date, as such term is defined in the Subordinated Bridge Financing, of the Short Term Note (as such term are defined in the Subordinated Bridge Financing), that the Exchange, as such term is defined in the Subordinated Bridge Financing, will not occur or (y) such Exchange does not occur or (iii) a breach, default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $10,000,000 in the aggregate and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                                8.1.6 Final Judgments or Orders.

                         Any final judgments or orders for the payment of money
in excess of $10,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment either (i) is not discharged, vacated, bonded or stayed pending appeal within a period of sixty (60) days from the date of entry, or (ii) is not fully insured (provided that a judgment shall be deemed to be uninsured unless the insurance company is a reputable insurance company and has acknowledged that the judgment is covered by the applicable insurance policy without any reservation to challenge the applicability thereof) or any Loan Parties' or any of their Subsidiaries' assets having a value on the Company's books in excess of $10,000,000 are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within sixty (60) days thereafter ;

                                8.1.7 Loan Document Unenforceable.

                         Any of the Loan Documents shall cease to be legal,
valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested;

                                8.1.8 Notice of Lien or Assessment.

                         A notice of Lien or assessment in excess of $10,000,000
which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or if any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within sixty (60) days after the same becomes payable (unless the


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
validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed);

                                8.1.9 Insolvency.

                         The Company, the Borrower, any Material Subsidiary, or
one or more other Subsidiaries of the Borrower which individually or in the aggregate represent more than five percent (5%) of the book value of the consolidated assets of the Borrower and its Subsidiaries, ceases to be able to pay its debts as they become due or admits in writing its inability to pay its debts as they mature;

                                8.1.10 Events Relating to Plans and Benefit
                                Arrangements.

                         Any of the following occurs: (i) any Reportable Event,
which the Documentation Agent and the Administrative Agent determine in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i),
(ii), (iii) or (iv) above, the Administrative Agent determines in good faith that the amount of the Company's liability is likely to exceed 10% of its Consolidated Tangible Net Worth; (v) the Company or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Company or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Company or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Company or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v),
(vi), (vii), (viii) or (ix), the Documentation Agent and the Administrative Agent determine in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Company and the other members of the ERISA Group;

                                8.1.11 Cessation of Business.

                         Any of the Company, the Borrower, (except as permitted
by Section 7.2.6 or Section 7.2.7) any Material Subsidiary, or (except as permitted by Section 7.2.6 or Section 7.2.7) one or more other Subsidiaries of the Borrower which individually or in the aggregate represent more than five percent (5%) of the book value of the consolidated assets of the

Borrower and its Subsidiaries, ceases to conduct its business as contemplated or such Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

                                8.1.12 Change of Control.

                         (i) Any person or group of persons (within the meaning
of Section 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 33.33% or more of the voting capital stock of the Company; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors on the board of directors of the Company on the first day of such period together with any directors whose election by such board of directors or whose nomination for election by the shareholders was approved by a vote of the majority of the directors then in office shall cease to constitute a majority of the board of directors of the Company;

                                8.1.13 Involuntary Proceedings.

                         A proceeding shall have been instituted in a court
having jurisdiction in the premises seeking a decree or order for relief in respect of any the Company, the Borrower, any Material Subsidiary, or any other Subsidiary the result of which proceeding against such other Subsidiary would be a Material Adverse Change, in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or any Subsidiary of any Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                                8.1.14 Voluntary Proceedings.

                         Any of the Company, the Borrower, any Material
Subsidiary or any other Subsidiary the result of which voluntary case by such other Subsidiary would be a Material Adverse Change, shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.


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
                  8.2      Consequences of Event of Default.

                                8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

                         If an Event of Default specified under Sections 8.1.1
through 8.1.12 shall occur and be continuing , the Banks and the Administrative Agent shall be under no further obligation to make Revolving Credit Loans or issue Letters of Credit, as the case may be, no Swing Loans shall be made, and the Administrative Agent may, and upon the request of the Required Banks, shall
(i) by written notice to the Borrower, declare the unpaid principal amount of the Revolving Credit Notes, the Swing Note and all Reimbursement Obligations then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower;

                                8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

                         If an Event of Default specified under Section 8.1.13
or 8.1.14 shall occur, the Banks shall make no Revolving Credit Loans hereunder and the Swing Lender shall make no Swing Loans hereunder and the unpaid principal amount of the Revolving Credit Notes, the Swing Note and all Reimbursement Obligations then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

                                8.2.3 Set-off.

                         If an Event of Default shall occur and be continuing,
any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 9.13 and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, subject to the approval of the Required Banks, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set off against and apply to the then unpaid balance of all the Revolving Credit Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any collateral, any Guaranty or any other security, right or remedy available to any Bank or the Administrative Agent;

                                8.2.4 Suits, Actions, Proceedings.

                         If an Event of Default shall occur and be continuing,
and whether or not the Administrative Agent shall have accelerated the maturity of Revolving Credit Loans pursuant to any of the foregoing provisions of this
Section 8.2, the Administrative Agent or any Bank, with the approval of the Required Banks, if owed any amount with respect to the Revolving Credit Notes, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the Revolving Credit Notes, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Bank;

                                8.2.5 Application of Proceeds.

                         From and after the date on which the Administrative
Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of any collateral, or any part thereof, the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

                                       (i)     first, to reimburse the
                                               Administrative Agent and the
                                               Banks for out-of-pocket costs,
                                               expenses and disbursements,
                                               including reasonable attorneys'
                                               and paralegals' fees and legal
                                               expenses, incurred by the
                                               Administrative Agent or the Banks
                                               in connection with realizing on
                                               any collateral or collection of
                                               any Obligations of any of the
                                               Loan Parties under any of the
                                               Loan Documents, including
                                               advances made by the Banks or any
                                               one of them or the Administrative
                                               Agent for the reasonable
                                               maintenance, preservation,
                                               protection or enforcement of, or
                                               realization upon, any collateral,
                                               including advances for taxes,
                                               insurance, repairs and the like
                                               and reasonable expenses incurred
                                               to sell or otherwise realize on,
                                               or prepare for sale or other
                                               realization on, any of any
                                               collateral;

                                       (ii)    second, to the repayment of all
                                               Indebtedness then due and unpaid
                                               of the Loan Parties to the Banks
                                               incurred under this Agreement or
                                               any of the other Loan Documents,
                                               whether of principal, interest,
                                               fees, expenses or otherwise, in
                                               such manner as the Managing
                                               Agents may determine in their
                                               discretion; and

                                       (iii)   the balance, if any, to the
                                               Borrower or as required by Law;
                                               and

                                 8.2.6 Other Rights and Remedies.

                         The Administrative Agent may, and upon the request of
the Required Banks shall, exercise all post-default rights granted to the Administrative Agent and the Banks under the Loan Documents or applicable Law.

                  8.3      Notice of Sale.

                         Any notice required to be given by the Administrative
Agent of a sale, lease, or other disposition of the any collateral or any intended action by the Administrative Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

                                 9. THE MANAGING AGENTS

                  9.1 Appointment.

                  Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Documentation Agent and National City Bank of Columbus to act as Administrative Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Revolving Credit Note by the acceptance of a Revolving Credit Note shall be deemed irrevocably to authorize, the Documentation Agent and the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Documentation Agent or the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank, agrees to act as the Documentation Agent and National City Bank of Columbus agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in this Agreement.

                  9.2 Delegation of Duties.

                  The Documentation Agent and the Administrative Agent may perform any of their respective duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Documentation Agent or Administrative Agent, respectively) and, subject to Sections 9.5 and 9.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

                  9.3 Nature of Duties; Independent Credit Investigation.

                  The Documentation Agent, the Administrative Agent, the Managing Agents and the Syndication Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Documentation Agent, the Administrative Agent, the Managing Agents and the Syndication Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Documentation Agent, the Administrative Agent, the Managing Agents or the Syndication Agent any obligations in respect of this Agreement except as expressly set forth herein. Each Bank expressly acknowledges (i) that the Documentation Agent, the Administrative Agent, the Managing Agents and the Syndication Agent have not made any representations or warranties to it and that no act by the Documentation Agent, any Managing Agent, the Syndication Agent or the Administrative Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Documentation Agent, any Managing Agent, the Syndication Agent or the Administrative Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Documentation Agent, the Administrative Agent, the Managing Agents and the Syndication Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Revolving Credit Loans hereunder; and (iii) except as expressly provided herein, that the Documentation Agent, the Managing Agents, the Syndication Agent and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Revolving Credit Loan or at any time or times thereafter.

                  9.4 Actions in Discretion of Documentation Agent and Administrative Agent; Instructions from the Banks.

                  The Documentation Agent and the Administrative Agent each agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Documentation Agent's or the Administrative Agent's rights, powers or discretion herein, provided that the Documentation Agent or Administrative Agent shall not be required to take any action which exposes the Documentation Agent or the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Documentation Agent or the Administrative Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to
Section 9.6. Subject to the provisions of Section 9.6, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Documentation Agent or the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Documentation Agent or the Administrative Agent.

                  9.5 Reimbursement and Indemnification of Administrative Agent and Documentation Agent by the Borrower.

                  The Borrower unconditionally agrees to pay or reimburse the Administrative Agent and Documentation Agent and save the Administrative Agent and Documentation Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel, appraisers and environmental consultants, incurred by the Administrative Agent and Documentation Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, in its capacity as such, the Documentation Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Documentation Agent or the Administrative Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Documentation Agent's or Administrative Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Administrative Agent's regular employees and agents engaged to perform audits of the Loan Parties' books, records and business properties.

                  9.6 Exculpatory Provisions.

                  None of the Documentation Agent, the Administrative Agent, any Managing Agent, the Syndication Agent or any Issuing Letter of Credit Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or its respective directors, officers, employees, agents, attorneys or Affiliates own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. None of the Documentation Agent, the Administrative Agent, any Managing Agent, the Syndication Agent or Issuing Letter of Credit Bank or any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates shall be liable to any of the Loan Parties for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Revolving Credit Loans or any of the Loan Documents.

                  9.7 Reimbursement and Indemnification by Banks of the Documentation Agent, the Managing Agents, the Syndication Agent and the Administrative Agent.

                  Each Bank agrees to reimburse and indemnify the Documentation Agent, the Administrative Agent, any Managing Agent, the Syndication Agent and any Issuing Letter of Credit Bank (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Documentation Agent, the Administrative Agent, any Managing Agent, the Syndication Agent or any Issuing Letter of Credit Bank in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Documentation Agent, the Administrative Agent, a Managing Agent, the Syndication Agent or any Issuing Letter of Credit Bank hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Documentation Agent's, Administrative Agent's, any Managing Agent's, the Syndication Agent's or any Issuing Letter of Credit Bank's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Administrative Agent in connection with the Administrative Agent's periodic audit of the Loan Parties' books, records and business properties.

                  9.8 Reliance by Documentation Agent, Administrative Agent, Managing Agents and Syndication Agent.

                  The Documentation Agent, the Administrative Agent, the Managing Agents, the Syndication Agent and the Issuing Letter of Credit Banks shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Agent. The Documentation Agent, the Administrative Agent, the Managing Agents, the Syndication Agent and the Issuing Letter of Credit Banks shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense (other than a liability or expense relating to gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action.

                  9.9 Notice of Default.

                  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Administrative Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

                  9.10 Notices.

                  The Administrative Agent and the Documentation Agent shall promptly send to each Bank a copy of all notices and other documents received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

                  9.11 Banks in Their Individual Capacities.

                  With respect to their Revolving Credit Commitments and the Revolving Credit Loans made by them, the Documentation Agent and the Administrative Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Documentation Agent or the Administrative Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Documentation Agent and the Administrative Agent in their individual capacity. The Documentation Agent and its Affiliates, the Administrative Agent and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Documentation Agent, as though it were not acting as Documentation Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.

                  9.12 Holders of Revolving Credit Notes.

                  The Administrative Agent may deem and treat any payee of any Revolving Credit Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Revolving Credit Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Revolving Credit Note or of any Revolving Credit Note or Revolving Credit Notes issued in exchange therefor.

                  9.13 Equalization of Banks.

                  The Banks and the holders of any participations in any Revolving Credit Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Revolving Credit Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Revolving Credit Notes, except as otherwise provided in Sections 3.4.2 or 4.6.1. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Revolving Credit Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Revolving Credit Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

                  9.14 Successor Administrative and Documentation Agents.

                  The Administrative Agent (i) may resign as Administrative Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Administrative Agent is a Bank, the Administrative Agent's Revolving Credit Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) , in either case of
(i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. The Documentation Agent may resign as Documentation Agent. If the Administrative Agent or Documentation Agent shall resign under this Agreement, then subject to the consent of the Borrower (which consent shall not be unreasonably withheld and which consent shall not be required during any period in which an Event of Default exists) either (a) the Required Banks shall appoint from among the Banks a successor administrative agent or documentation agent for the Banks, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Administrative Agent's notice or the Documentation Agent's notice to the Banks of its resignation, then the Administrative Agent or the Documentation Agent, as the case may be, shall appoint a successor administrative agent or documentation agent, as the case may be, who shall serve as Administrative Agent or Documentation Agent until such time as the Required Banks appoint a successor administrative agent or documentation agent. Upon its appointment, such successor administrative agent or documentation agent shall succeed to the rights, powers and duties of the Administrative Agent or the Documentation Agent, as the case may be, and the term "Administrative Agent" or "Documentation Agent" shall mean such successor effective upon its appointment, and the former Administrative Agent's or Documentation Agent's rights, powers and duties as Administrative Agent or Documentation Agent, as the case may be, shall be terminated without any other or further act or deed on the part of such former Administrative Agent or Documentation Agent or any of the parties to this Agreement. After the resignation of any Administrative Agent or Documentation Agent hereunder, the provisions of this Article 9 shall inure to the benefit of such former Administrative Agent or Documentation Agent and such former Administrative Agent or Documentation Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Administrative Agent or Documentation Agent under this Agreement.

                  9.15 Other Fees.

                  The Borrower shall pay to the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent or their affiliates all fees and expenses due pursuant to that certain commitment letter dated March 25, 1996 among the Borrower and the various Agents and to that certain engagement letter dated March 25, 1996 between the Borrower and PNC Securities Corp in each case at the times set forth in such letters.

                  9.16 Availability of Funds.

                  Unless the Administrative Agent shall have been notified by a Bank prior to the date upon which a Revolving Credit Loan is to be made that such Bank does not intend to make available to the Administrative Agent such Bank's portion of such Revolving Credit Loan, the Administrative Agent may assume that such Bank has made or will make such proceeds available to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to the Federal Funds Effective Rate.

                  9.17 Calculations.

                  In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Revolving Credit Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

                  9.18 Beneficiaries.

                  Except as expressly provided herein, the provisions of this
Article 9 are solely for the benefit of the Documentation Agent, the Administrative Agent, the Managing Agents, the Syndication Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

                  9.19 Absence of Duties of Managing Agents and Syndication
                  Agent.

                  The Managing Agents and the Syndication Agent shall have no obligations or duties under this Agreement.

                                   10.  MISCELLANEOUS

                  10.1 Modifications, Amendments or Waivers.

                  With the written consent of the Required Banks, the Administrative Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder; provided, however, that the written consent of the Required Banks shall not be required with respect to the joinder of additional Loan Parties pursuant to Section 10.18. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                                10.1.1 Increase of Commitment; Extension or
                                Expiration Date.

                         Increase the amount of the Revolving Credit Commitment
of any Bank hereunder or extend the Expiration Date;

                                10.1.2 Extension of Payment; Reduction of
                                Principal Interest or Fees; Modification of
                                Terms of Payment.

                         Whether or not any Revolving Credit Loans are
outstanding, extend the time for payment of principal or interest of any Revolving Credit Loan, the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Revolving Credit Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Revolving Credit Loan, the Commitment Fee or any other fee payable to any Bank;

                                10.1.3 Release of Guarantor.

                         Release the Company or any Material Subsidiary from its
Obligations under the Master Guaranty Agreement or any other security for any of the Loan Parties' Obligations; or

                                10.1.4 Miscellaneous

                         Amend Sections 4.2 [Pro Rata Treatment of Banks], 9.6
[Exculpatory Provisions] or 9.13 [Equalization of Banks] or this Section 10.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder.

                         No agreement, waiver or consent which would modify the
interests, rights or obligations of the Documentation Agent in its capacity as Documentation Agent, of the Administrative Agent in its capacity as Administrative Agent or of an Issuing Letter of Credit Bank in its capacity as the issuer of Letters of Credit shall be effective without the written consent of the Documentation Agent, the Administrative Agent or such Issuing Letter of Credit Bank, respectively.

                  10.2 No Implied Waivers; Cumulative Remedies; Writing
                  Required.

                  No course of dealing and no delay or failure of the Documentation Agent, the Administrative Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  10.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes.

                  The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Administrative Agent, as to which the Borrower's Obligations are set forth in Section 9.5) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or
(ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement (including without limitation Section 4.6.2) or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Administrative Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, documentary, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Administrative Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

                  10.4 Holidays.

                  Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2.1 with respect to Interest Periods under the Revolving Credit Euro-Rate Option), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  10.5 Funding by Branch, Subsidiary or Affiliate.

                                10.5.1 Notional Funding.

                         Each Bank shall have the right from time to time,
without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Revolving Credit Loan to which the Revolving Credit Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section
4.6 than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Revolving Credit Loans or any sources of funding actually used by or available to such Bank; and

                                10.5.2 Actual Funding.

                         Each Bank shall have the right from time to time to
make or maintain any Revolving Credit Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Revolving Credit Loan subject to the last sentence of this Section 10.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Revolving Credit Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Revolving Credit Loans to the same extent as if such Revolving Credit Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Revolving Credit Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 4.6) which would otherwise not be incurred.

                  10.6 Notices.

                  All notices, requests, demands, directions and other communications (as used in this Section 10.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Administrative Agent shall not be effective until received. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Banks of the receipt by it of any such notice.

                  10.7 Severability.

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  10.8 Governing Law.

                  Each Letter of Credit and Section 2.9 shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the New York without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

                  10.9 Prior Understanding.

                  This Agreement and the other documents and instruments executed in connection herewith supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

                  10.10 Duration; Survival.

                  All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Revolving Credit Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent, the Documentation Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks or the Banks, the making of Revolving Credit Loans, issuance of Letters of Credit, or payment in full of the Revolving Credit Loans. All covenants and agreements of the Loan Parties contained in Sections 7.1, 7.2 and 7.3 shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Revolving Credit Commitments, repayment of all Revolving Credit Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Revolving Credit Notes, Article 4 and Sections 9.5, 9.7 and 10.3, shall survive payment in full of the Revolving Credit Loans, expiration or termination of the Letters of Credit and termination of the Revolving Credit Commitments.

                  10.11 Successors and Assigns.

                  This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Documentation Agent, the Administrative Agent, the Syndication Agent, the Managing Agents, the Issuing Letter of Credit Banks, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein without consent of all Banks. Each Bank may, at its own cost, make assignments of all or any part of its Revolving Credit Commitment and Revolving Credit Loans and its Ratable Share of Letter of Credit Outstandings to one or more banks or other entities, subject to the consent of the Borrower (which consent shall not be required during any period in which an Event of Default exists), the Issuing Letter of Credit Banks and the Administrative Agent with respect to any assignee, such consents not to be unreasonably withheld, and provided that assignments may not be made in amounts less than $ 10,000,000. Each Bank may, at its own cost, grant participations in all or any part of its Revolving Credit Commitment and the Revolving Credit Loans made by it and of its Ratable Share of Letter of Credit Outstandings to one or more banks or other entities, without the consent of any party hereto. In the case of an assignment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments in Section 2.1 shall be adjusted accordingly, and upon surrender of any Revolving Credit Note subject to such assignment, the Borrower shall execute and deliver a new Revolving Credit Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any assigning Bank shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment, which amount shall not be subject to reimbursement or indemnification by the Borrower. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1, 10.1.2, and 10.1.3), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation. Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of certificate described in Section 10.17 relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.12.

                  10.12 Confidentiality.

                  The Documentation Agent, the Administrative Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Documentation Agent, the Administrative Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement and who are notified that the information is to be treated as confidential , (ii) to assignees and participants as contemplated by Section 10.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower if not prohibited, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, (v) if the Borrower shall have consented to such disclosure, or (vi) after notice to the Borrower unless the Borrower is an adverse party in such litigation, in connection with any litigation to which any Bank is a party the subject matter of which involves this Agreement or is deemed necessary upon the advice of legal counsel of such Bank by such Bank in any defense of such litigation.

                  10.13 Counterparts.

                  This Agreement may be executed by different parties hereto on any number of separate counterparts, including facsimiles, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

                  10.14 Documentation Agent's or Bank's Consent.

                  Whenever the Documentation Agent's, the Administrative Agent's any Managing Agent's, the Syndication Agent's, any Issuing Letter of Credit Bank's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Documentation Agent, the Administrative Agent each Managing Agent, the Syndication Agent, each Issuing Letter of Credit Bank and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

                  10.15 Exceptions.

                  The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

                  10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

                  EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF FRANKLIN COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR INCONVENIENT FORUM. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

                  10.17 Tax Withholding Clause.

                  Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Documentation Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Documentation Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Documentation Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Documentation Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Documentation Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Documentation Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

                  10.18 Joinder of Guarantors.

                  Any Subsidiary of the Borrower which is required to join the Master Guaranty Agreement pursuant to Section 7.2.9 shall execute and deliver to the Documentation Agent a signature page to the Master Guaranty Agreement and to the Master Intercompany Subordination Agreement. The Loan Parties shall deliver such Guarantor Joinder to the Documentation Agent within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation or, if acquired, the date of acquisition.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                    CONSOLIDATED STORES CORPORATION,

                                    Borrower

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

[Seal]

                                    Address for Notices:




                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Telecopier No. (    )     -
                                                    ---- ----- -----------------
                                    Attention:
                                              ----------------------------------

                                    Telephone No. (    )      -
                                                   ----  ----- -----------------

                                       NATIONAL CITY BANK OF
                                       COLUMBUS,  as Administrative Agent, as
                                       Managing Agent and as a Bank

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for Notices:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       Telecopier No. (    )      -
                                                       ----  ----- -------------
                                       Attention:
                                                 -------------------------------
                                       Telephone No. (    )      -
                                                      ----  ----- --------------


                                       NATIONAL CITY BANK,  as
                                       Managing Agent and as a Bank

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for Notices:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       Telecopier No. (    )      -
                                                       ----  ----- -------------
                                       Attention:
                                                 -------------------------------
                                       Telephone No. (    )      -
                                                      ----  ----- --------------

                                       BANK ONE, COLUMBUS, N.A.,  as
                                       Managing Agent and as a Bank

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address for Notices:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       Telecopier No. (    )      -
                                                       ----  ----- -------------
                                       Attention:
                                                 -------------------------------
                                       Telephone No. (    )      -
                                                      ----  ----- --------------

                                       PNC BANK, OHIO, NATIONAL
                                       ASSOCIATION, as Documentation Agent,
                                       Managing Agent and as a Bank

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for Notices:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       Telecopier No. (    )      -
                                                       ----  ----- -------------
                                       Attention:
                                                 -------------------------------
                                       Telephone No. (    )      -
                                                      ----  ----- --------------

                                       THE BANK OF NEW YORK,  as
                                       Syndication Agent, as Managing Agent and as a Bank

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for Notices:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       Telecopier No. (    )      -
                                                       ----  ----- -------------
                                       Attention:
                                                 -------------------------------
                                       Telephone No. (    )      -
                                                      ----  ----- --------------

                                 EXHIBIT 1.1(A)

                                     FORM OF

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  Reference is made to the Credit Agreement dated as of May 3, 1996 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") among Consolidated Stores Corporation, an Ohio corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), The Bank of New York, as Syndication Agent and Managing Agent, National City Bank of Columbus, as Administrative Agent and Managing Agent, PNC Bank, Ohio, National Association, as Arranger, Documentation Agent and Managing Agent, Bank One, Columbus, N.A., as Managing Agent, and National City Bank, as Managing Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                  _________________________ (the "Assignor") and
_______________________ (the "Assignee"), intending to be legally bound hereby, make this Assignment and Assumption Agreement this ___ day of ___________, ____ and hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, a ________ percent (____%) interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Revolving Credit Commitment as in effect on the Effective Date, the Revolving Credit Loans owing to the Assignor on the Effective Date, the Assignor's Ratable Share of the Letter of Credit Outstandings on the Effective Date and the Revolving Credit Note evidencing the outstanding Revolving Credit Loans held by the Assignor.

                  2. The Assignor (i) represents and warrants that, as of the date hereof, its Revolving Credit Commitment is $ _________ and the unpaid principal amount of the Revolving Credit Loans owing to the Assignor is $________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by it; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto;
(iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other Loan Party, or the performance or observance by the Borrower or any other Loan Party of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the Revolving Credit Note referred to in paragraph 1 above and requests that the Administrative Agent exchange such Revolving Credit Note for new Revolving Credit Note as follows:

                     ________________________
                     ________________________


                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 5.1.9, 7.3.1 and 7.3.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent, the Syndication Agent, any Managing Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date (including without limitation the provisions of Section 10.11) as if it were an original Bank thereunder, and will have the rights and obligations of a Bank thereunder, and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

                  4. The effective date of this Assignment and Assumption Agreement shall be _____________, _____ (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement in accordance with the Credit Agreement, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

                  5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Loan Documents, and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement except pursuant to Sections 4.6 and 10.3 thereof, and the Commitments of the Assignor and the Assignee shall be as set forth in Schedule I hereto.

                  6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Assignor's Revolving Credit Note in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, Commitment Fees and Letter of Credit Fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Assignor's Revolving Credit Note for periods prior to the Effective Date directly between themselves.

                  7. The Assignor makes this assignment to the Assignee in consideration of the payment by the Assignee to the Assignor of the amount previously agreed, receipt of which is hereby acknowledged by the Assignee.

                  8. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio, without reference to its conflict of laws principles.

                  9. If required by Section 10.11 of the Credit Agreement, the Assignor has paid to the Administrative Agent the $3,500 fee contemplated in such Section.

                                            [NAME OF ASSIGNOR]

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            [NAME OF ASSIGNEE]

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            Notice Address:

                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------

                                            Attention:
                                                      ------------------------

                                            Telephone No.:
                                                          --------------------
                                            Telecopier No.:
                                                            ------------------

CONSENTED TO this _____ day of _____________, ______.

NATIONAL CITY BANK OF COLUMBUS

as Administrative Agent

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


CONSOLIDATED STORES CORPORATION

By:
   --------------------------------
Name:
    -------------------------------
Title:
      -----------------------------


- -----------------------------------,
as Issuing Letter of Credit Bank

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


- -----------------------------------,
as Issuing Letter of Credit Bank

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                         SCHEDULE I

                            Amount of
                         Commitment for                  Amount of Revolving
                    Revolving Credit Loans as          Credit Loans held as of
                      of the Effective Date              the Effective Date

[Assignor]               $______________                  $______________

[Assignor]               $______________                  $______________

                                EXHIBIT 1.1(G)(2)

                                     FORM OF

                                     MASTER
                        GUARANTY AND SURETYSHIP AGREEMENT

         This Master Guaranty and Suretyship Agreement (the "Agreement") dated as of May 3, 1996, is made and given by the undersigned signatories identified in Schedule 1 attached hereto and made a part hereof (each a "Guarantor" and collectively, the "Guarantors"), in favor of the Banks (as defined in that certain Credit Agreement dated as of even date herewith among The Bank of New York, in its capacity as Syndication Agent and as Managing Agent (the "Syndication Agent"), National City Bank of Columbus, in its capacity as Administrative Agent and as Managing Agent (the "Administrative Agent"), PNC Bank, Ohio, National Association, in its capacity as Arranger, as Documentation Agent and as Managing Agent (the "Documentation Agent"), Bank One, Columbus, N.A., in its capacity as Managing Agent ("Bank One") and National City Bank, in its capacity as Managing Agent ("NCB"), the Banks party thereto, and Consolidated Stores Corporation, an Ohio corporation (the "Borrower"), as it may from time to time be amended, restated, modified or supplemented, the "Credit Agreement").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has entered into the Credit Agreement with the Documentation Agent, the Syndication Agent, the Administrative Agent, Bank One and NCB (collectively, the "Agents") and the Banks; and

                  WHEREAS, this Agreement is made by the Guarantors, among other things, to comply with the requirements of the Credit Agreement; and

                  WHEREAS, the Borrower is a Subsidiary of Consolidated Stores Corporation, a Delaware corporation (the "Parent"), and the Guarantors (other than the Parent and TRO, Inc.) are each a Subsidiary of the Borrower; and

                  WHEREAS, the respective businesses and investments of the Guarantors are interdependent and extensions of credit made to the Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such extensions of credit will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group;

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following term shall have the following meaning:

                "Guaranteed Obligations" shall mean all Obligations from time to time of the Borrower to the Agents and the Banks under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such Obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to Obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other individual or entity (a "Person") including any Guarantor or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such Obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such Obligations include all Obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Agents and the Banks (or any successive assignee or transferee) from time to time may, subject to the provisions of the Credit Agreement, assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from any extension of credit by such other Person under or in connection with the Loan Documents) assigned or otherwise transferred in accordance with the terms of the Credit Agreement shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.

                                   ARTICLE II
                             GUARANTY AND SURETYSHIP

                2.01 Guaranty and Suretyship. The Guarantors jointly and severally hereby absolutely, unconditionally and irrevocably guarantee and become surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents provided, however, as to any Guarantor the maximum amount of its guaranty or surety hereunder shall be equal to its net worth on the due date for such payment or performance. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions.

                2.02 Obligations Absolute. The Guarantors agree that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent and the Banks or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

                     (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

                     (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

                     (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

                     (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by the Agents and the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any other action or inaction by the Agents and the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

                     (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture of, or other change in, or any restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agents and the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower or any other Person in connection with any such proceeding.

                     (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower, any Guarantor or any other Person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower, any Guarantor or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

                     (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of or discharge, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

                2.03. Waivers, etc. The Guarantors hereby waive any defense to or limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation and to the full extent permitted by applicable law, the Guarantors waive each of the following:

                     (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any presentment, notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person.

                     (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Agents and the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

                     (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Agents and the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Agents and the Banks, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

                     (d) Notwithstanding any payment or payments made by each Guarantor hereunder, or any set-off or application of funds of such Guarantor by any Agent or any Bank, such Guarantor shall not be entitled to be subrogated to any of the rights of any Agent or any Bank against the Borrower or against any collateral security or guarantee or right of offset held by any Agent or any Bank for the payment of the Guaranteed Obligations, nor shall such Guarantor seek any reimbursement from the Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agents and the Banks by the Borrower on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agents and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                2.04. Reinstatement. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agents and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

                2.05. No Stay. Without limitation of any other provision of this Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

                2.06. Payments. All payments to be made by any Guarantor pursuant to this Agreement shall be made without setoff, counterclaim, or other deduction of any nature.

                2.07. Continuing Guaranty. This Agreement is a continuing agreement and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement (other than in accordance with the preceding sentence) shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Agents and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                Each Guarantor hereby represents and warrants to the Agents and the Banks with respect to itself as follows:

                3.01. No Conditions Precedent. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                3.02. No Reliance. Each Guarantor has, independently and without reliance upon the Agents and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                3.03. Representations and Warranties Remade at Each Extension of Credit. Each request (including any deemed request) by the Borrower for any extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Agents and the Banks to receive notice from any Guarantor to the contrary before the Agents and the Banks make any extension of credit under any Loan Document shall constitute a further representation and warranty by such Guarantor to the Agents and the Banks that the representations and warranties made by the Borrower are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                   ARTICLE IV
                                  MISCELLANEOUS

                4.01. Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and, in the case of an amendment, each of the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                4.02. No Implied Waiver; Remedies Cumulative. No delay or failure of the Agents and the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agents and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

                4.03. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth on the signature page hereof in the manner provided in Section 10.6 of the Credit Agreement. The Agents and the Banks may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

                4.04. Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by the Agents and any of the Banks in enforcing this Agreement against any Guarantor.

                4.05. Prior Understandings. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements relating to such subject matter.

                4.06. Survival. All representations and warranties of the Guarantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agents and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

                4.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                4.08. Setoff. In the event that at any time any obligation of the Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Agents and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Agent or any Bank to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with any Agent or any Bank. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agents and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to such Guarantor, whether such obligation of such Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agents and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any guaranty or other direct or indirect security, right or remedy available to the Agents and the Banks. The rights of the Agents and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Agents and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Agents and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, subject to the approval of the Required Banks, any Affiliate of the Agents and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Agents and the Banks as provided in this Section 4.08 (regardless of whether such Affiliate or participant otherwise would be deemed a creditor of any Guarantor).

                4.09. Construction. The section and other headings contained in this Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

                4.10. Successors and Assigns. This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agents and the Banks, or any of them, and their successors and permitted assigns (as provided in the Credit Agreement), provided, however, except as permitted in the Credit Agreement, no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein without the consent of the Banks. Without limitation of the foregoing, the Agents and the Banks, or any of them (and any successive assignee or transferee), from time to time may, subject to the applicable provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) assigned or otherwise transferred in accordance with the terms of the Credit Agreement shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agents and the Banks in this Agreement or otherwise.

                4.11. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

                     (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                     (b) Certain Waivers. EACH GUARANTOR HEREBY IRREVOCABLY:

                         (i) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE
CIRCUIT COURT OF FRANKLIN COUNTY, OHIO AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH GUARANTOR AT THE ADDRESS PROVIDED FOR IN SECTION 4.03 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF;

                         (ii) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF
ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED ON INCONVENIENT FORUM; AND

                         (iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT,
PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT TO THE FULL EXTENT PERMITTED BY LAW.

                     (c) Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE AGENTS AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENTS AND THE BANKS, OR ANY OF THEM, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                4.12. Severability; Modification to Conform to Law.

                     (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable Law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                     (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of any Guarantor's obligations hereunder invalid or unenforceable, such Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

                     (c) Notwithstanding anything to the contrary in this
Section 4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section 4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

                4.13. Additional Guarantors. At any time after the initial execution and delivery of this Agreement to the Agents and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agents and the Banks a counterpart signature page for attachment hereto and inserting a date thereon. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

                4.14. Joint and Several Obligations. The obligations of each Guarantor under this Agreement are joint and several.

                4.15 Receipt of Credit Agreement and Other Loan Documents. Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Credit Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections 7.1 and 7.2 of the Credit Agreement.


                            [SIGNATURE PAGE FOLLOWS]

            [SIGNATURE PAGE 1 OF 1 TO MASTER GUARANTY AND SURETYSHIP
                                   AGREEMENT]

                IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                         GUARANTORS:

ATTEST:                                  EACH GUARANTOR LISTED ON SCHEDULE 1


By:                                      By:
   --------------------------               ------------------------------------
Name:                                    Name:
     ------------------------                 ----------------------------------
Title:                                   Title:
      -----------------------                  ---------------------------------

                                         Address for notices to each Guarantor:


                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Attention:
                                                   -----------------------------
                                         Telephone No.
                                                      --------------------------
                                         Telecopier No.
                                                       -------------------------
With respect to any additional
Guarantors under Section 4.13, dated
as of               , 199  .
     ---------------     --

                                   SCHEDULE 1
                                       TO
                    MASTER GUARANTY AND SURETYSHIP AGREEMENT


                           ---------------------------


                               List of Guarantors

                                EXHIBIT 1.1(I)(2)

                                     FORM OF

                                     MASTER
                      INTERCOMPANY SUBORDINATION AGREEMENT

         THIS MASTER INTERCOMPANY SUBORDINATION AGREEMENT is dated as of May 3, 1996 and is made by and among the entities listed on Schedule 1 attached hereto (each being individually referred to herein as a "Company" and collectively as the "Companies") in favor of the Agents and the Banks (as such terms are herein defined).

                                WITNESSETH THAT:

         WHEREAS, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement of even date herewith (as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Consolidated Stores Corporation, an Ohio corporation (the "Borrower"), the Banks set forth therein (the "Banks"), The Bank of New York, as Syndication Agent and Managing Agent (the "Syndication Agent"), National City Bank, as Administrative Agent and Managing Agent (the "Administrative Agent"), PNC Bank, Ohio, National Association, as Arranger, Documentation Agent and Managing Agent (the "Documentation Agent"), Bank One, Columbus, N.A., as Managing Agent ("Bank One") and National City Bank of Columbus, as Managing Agent ("NCB" and, together with the Syndication Agent, the Administrative Agent, the Documentation Agent and Bank One, the "Agents"); and

         WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (collectively, the "Senior Loan Documents"), the Banks intend to make Loans to and issue Letters of Credit for the account of the Borrower or a Subsidiary; and

         WHEREAS, the Companies are indebted to one or more of each other, and/or it is contemplated that the Companies may become indebted to one or more of each other (the Indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "Intercompany Indebtedness"); and

         WHEREAS, the obligations of the Banks to maintain the Commitments, make Loans and issue Letters of Credit from time to time are subject to the condition, among others, that the Companies subordinate the Intercompany Indebtedness to the Indebtedness and all other obligations of the Borrower or any other Company to the Agent or the Banks pursuant to the Credit Agreement and the other Senior Loan Documents (collectively, the "Senior Debt") in the manner set forth herein;

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

         1. Intercompany Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Intercompany Indebtedness shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

         2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Company or to its creditors, as such, or to its assets, or (b) except as permitted under Section 7.2.6 or 7.2.7 of the Credit Agreement, any liquidation, dissolution or other winding up of such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of such Company (a Company distributing assets as set forth herein being referred to in such capacity as a "Distributing Company"), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Agents and the Banks as their respective interests may appear, indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Intercompany Indebtedness, and to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

         If, notwithstanding the foregoing provisions of this Section, a Company which is owed Intercompany Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Agents and the Banks as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

         3. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Banks and the Agents in commencing, any proceeding referred to in the first paragraph of Section 2 against any other Company which owes it any Intercompany Indebtedness.

         4. Prior Payment of Senior Debt Upon Acceleration of Intercompany Indebtedness. If any portion of the Intercompany Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Agents and the Banks shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Indebtedness is entitled to receive any payment thereon.

         If, notwithstanding the foregoing, any Company shall make any payment of Intercompany Indebtedness prohibited by the foregoing provisions of this Section, such payment shall be held in trust for the benefit of the Agents and the Banks as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be paid over and delivered forthwith to the Administrative Agent, for the benefit of the Agents and the Banks as their respective interests may appear, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

         The provisions of this Section shall not apply to any payment with respect to which Section 2 hereof would be applicable.

         5. No Payment When Senior Debt in Default. If any Event of Default or Potential Default shall have occurred and be continuing, or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the Intercompany Indebtedness, unless the Required Banks shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Intercompany Indebtedness on account of principal or interest on any portion of the Intercompany Indebtedness.

         If, notwithstanding the foregoing, any Company shall make any payment of the Intercompany Indebtedness to another Company prohibited by the foregoing provisions of this Section, such payment shall be held in trust for the benefit of the Agents and the Banks as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be paid over and delivered forthwith to the Administrative Agent, for the benefit of the Agents and the Banks as their respective interests may appear, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

         The provisions of this Section shall not apply to any payment with respect to which Section 2 hereof would be applicable.

         6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5 hereof, from making payments at any time of principal of or interest on any portion of the Intercompany Indebtedness, or the retention thereof by any of the Companies of any money deposited with them for the payment of or on account of the principal of or interest on the Intercompany Indebtedness.

         7. Rights of Subrogation. Each Company agrees that no payment or distribution to the Agents or the Banks pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments shall have terminated.

         8. Instruments Evidencing Intercompany Indebtedness. Each Company shall cause each instrument which now or hereafter evidences all or a portion of the Intercompany Indebtedness to be conspicuously marked as follows:

                           "This instrument is subject to the terms of an
                  Intercompany Subordination Agreement dated as of May 3, 1996 in favor of National City Bank of Columbus, as Administrative Agent for the other Agents and the Banks referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Intercompany Subordination Agreement."

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

         9. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Agents and the Banks, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Agents and the Banks, the obligation of the Companies to each other to pay the principal of and interest on the Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Agents and the Banks, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Intercompany Indebtedness is created, subject to the rights, if any, under this Agreement of the Agents and the Banks to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Indebtedness.

         10. No Implied Waivers of Subordination. No right of any Agent or any Bank to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by any Agent or any Bank, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Indebtedness is created, regardless of any knowledge thereof any Agent or any Bank may have or be otherwise charged with. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, other than as permitted under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or to compromise, release, forgive or otherwise discharge the obligations of the other Companies with respect to their Intercompany Indebtedness, other than by means of payment of such Intercompany Indebtedness according to its terms, without the prior written consent of the Required Banks.

         Without in any way limiting the generality of the foregoing paragraph, any Agent or any of the Banks may, at any time and from time to time, without the consent of or notice to the Companies except the Borrower to the extent provided in the Credit Agreement, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Agents and the Banks, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Senior Loan Documents;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

         11. Additional Subsidiaries. At any time after the initial execution and delivery of this Agreement to the Agents and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Companies hereunder by executing and delivering to the Agents and the Banks a counterpart signature page for attachment hereto and inserting a date thereon. No notice of the addition of any Company shall be required to be given to any pre-existing Company.

         12. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of the Senior Debt remains unpaid and any Commitments under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.

         13. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Agent or the Banks hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Companies hereunder, shall be made only by written agreement, waiver or consent signed by the Administrative Agent, acting on behalf of all the Banks, with the written consent of the Required Banks, any such agreement, waiver or consent made with such written consent being effective to bind all the Banks.

         14. Expenses. The Companies unconditionally and jointly and severally agree upon demand to pay to the Agents and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of counsel, which any Agent or any of the Banks may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Agents or the Banks hereunder, or (c) the failure by the Companies to perform or observe any of the provisions hereof.

         15. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         16. Governing Law. This Agreement shall be a contract under the internal laws of the State of Ohio and for all purposes shall be construed in accordance with the internal laws of the State of Ohio without giving effect to its principles of conflict of laws.

         17. Successors and Assigns. This Agreement shall inure to the benefit of the Agents and the Banks and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of the Companies shall be binding upon their respective successors and assigns. Except as permitted under the Credit Agreement, the duties and obligations of the Companies may not be delegated or transferred by the Companies without the written consent of the Banks. Except to the extent otherwise required by the context of this Agreement, the word "Banks" when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Bank under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Bank under the Credit Agreement.

         18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         19. Attorneys-in-Fact. Each of the Companies hereby authorizes and empowers the Administrative Agent, at its election and in the name of either itself, for the benefit of the Agents and the Banks as their respective interests may appear, or in the name of such Company as is owed Intercompany Indebtedness, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Agents' and the Banks' interests in the Intercompany Indebtedness and their right of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

         20. Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

         21. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Banks, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Banks at law may not fully compensate the Administrative Agent on behalf of the Banks for the damages they may suffer in the event of a breach hereof.

         22. Consent to Jurisdiction; Waiver of Jury Trial. Each of the Companies hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Franklin County, Ohio and the United States District Court for the Southern District of Ohio, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Companies at the addresses set forth or referred to in Section 23 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Companies waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND EACH OF THE COMPANIES WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

         23. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Agents or the Banks in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.6 of the Credit Agreement. Notice to any Company other than the Borrower shall be delivered or sent to such Company at its address set forth on the signature page hereto.

         24. Intercompany Notes. The Borrower and K.B. Consolidated, Inc. have delivered to the Administrative Agent for the benefit of the Agents and the Banks the Intercompany Notes and covenant and agree, immediately upon the request of the Administrative Agent at the direction of the Required Banks, (i) without the need to take any further action, the Intercompany Notes and any and all rights and privileges pertaining thereto, any and all claims in respect thereof and any proceeds thereof shall be pledged to the Administrative Agent for the benefit of the Agents and the Banks to secure their respective Obligations and (ii) to execute and deliver to the Administrative Agent any pledge agreement or further documents or instruments which the Administrative Agent may deem necessary, desirable or proper to effect such pledge or to better evidence such pledge.


                            [SIGNATURE PAGE FOLLOWS]

           [SIGNATURE PAGE 1 OF 1 TO MASTER INTERCOMPANY SUBORDINATION
                                   AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        COMPANIES:

ATTEST:                                 EACH COMPANY LISTED ON SCHEDULE 1





By:                                     By:
   -------------------------------         -------------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------------
Title:                                  Title:
      ----------------------------            ----------------------------------


                                        Address for notices to each Company:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Attention:
                                                  ------------------------------

                                        Telephone No.:
                                                      --------------------------
                                        Telecopier No.:
                                                       -------------------------

With respect to any additional
Companies under Section 11, dated
as of                  , 199 .
      -----------------     -

                                   SCHEDULE 1
                                       TO
                   MASTER INTERCOMPANY SUBORDINATION AGREEMENT

              ----------------------------------------------------



                                List of Companies